[LOGO]                                           COLTEC INDUSTRIES INC
                                                        430 PARK AVENUE
                                                        NEW YORK, NEW YORK 10022
- - --------------------------------------------------------------------------------
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- JUNE 21, 1994

To the Shareholders of Coltec Industries Inc:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Coltec Industries Inc ("Coltec") will be held at the Peabody, 149 Union Avenue, Memphis, Tennessee, on Tuesday, June 21, 1994, at 9:00 a.m., local time, for the following purposes and for the transaction of such other business as may be properly brought before the meeting:

    1.  Electing a Board of Directors consisting of nine members. [Proposal 1]

    2. Acting upon a proposal to approve and authorize the 1994 Long-Term Incentive Plan.
       [Proposal 2]

    3. Acting upon a proposal to approve an amendment to Coltec's 1992 Stock Option and Incentive Plan. [Proposal 3]

    4. Acting upon a proposal to approve and authorize the amended and restated Annual Incentive Plan. [Proposal 4]

    5. Acting upon a proposal to approve and authorize the 1994 Stock Option Plan for Outside Directors. [Proposal 5]

    6. Ratifying the appointment of Arthur Andersen & Co. as the independent auditors of Coltec to serve as such at the pleasure of the Board of Directors. [Proposal 6]

    Only holders of record of Common Stock of Coltec at the close of business on May 3, 1994, are entitled to notice of the meeting and to vote thereat and at any and all adjournments thereof.

                                            By order of the Board of Directors
                                                    Anthony J. diBuono
                                                        SECRETARY

May 25, 1994

                             YOUR VOTE IS IMPORTANT
    TO VOTE YOUR SHARES, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD
       AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

[LOGO]                                           COLTEC INDUSTRIES INC
                                                        430 PARK AVENUE
                                                        NEW YORK, NEW YORK 10022
- - --------------------------------------------------------------------------------
                                PROXY STATEMENT
                ANNUAL MEETING OF SHAREHOLDERS -- JUNE 21, L994

    This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Coltec Industries Inc ("Coltec") of proxies for use at the Annual Meeting of Shareholders of Coltec to be held on June 21, 1994, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to Coltec's shareholders is May 26, 1994. Any proxy being solicited herewith may be revoked at any time prior to its exercise, but the revocation of the proxy shall not be effective until notice thereof has been given to the Secretary of Coltec. Appearance in person at the Annual Meeting will not constitute a revocation of an otherwise valid proxy. In the event that shares are represented by more than one properly executed proxy, the proxy bearing the most recent date will be voted at the Annual Meeting.

    Each shareholder of record on May 3, 1994 is entitled to vote every share held in his or her name on the books of Coltec. On May 3, l994, there were outstanding 69,802,681 shares of Coltec's Common Stock, par value $.01 per share (not including 140,660 shares held in treasury and 25,000,000 shares held by a wholly owned subsidiary) (the "Common Stock"). Coltec's transfer books will not be closed. Each share that may be voted at the Annual Meeting is entitled to one vote on all matters to be considered. Votes will be counted and certified by the Inspector of Election, who is an employee of Chemical Bank, Coltec's independent Transfer Agent and Registrar. Under Securities and Exchange Commission rules, boxes and designated blank spaces are provided on the accompanying form of proxy for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individual. In accordance with Pennsylvania law, abstentions are not counted in determining the votes cast in connection with Proposals 2, 3, 4, 5 and 6. Under New York Stock Exchange rules, the election of directors and appointment of independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the shareholders' meeting.

    The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote is the required quorum for the transaction of business at the meeting.

PROPOSAL 1 -- ELECTION OF DIRECTORS

    One purpose of the meeting is to elect nine directors to serve until the next Annual Meeting or until their successors are elected and qualified. The nine nominees receiving the greatest number of votes cast by the holders of the Common Stock entitled to vote at the meeting will be elected directors of Coltec (assuming a quorum is present). All proxies will be voted in accordance with instructions contained thereon. If no specific instructions are given, the persons named as proxies in the accompanying form of proxy will vote for the nine nominees named by the Board of Directors of Coltec and listed below. In the event that, by reason of death or other unexpected occurrence, any one or more of such nominees shall not be available for election, the persons named as proxies in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of Coltec may propose. A vote FOR the nominees includes discretionary authority to vote for a substitute nominee if any of the nominees listed becomes unable or unwilling to serve.

    Two current members of the Board of Directors have not been nominated for election as directors of Coltec by the Board of Directors. They are Salvatore J. Cozzolino and Andrew C. Hilton, each of whom retired from Coltec in January 1994. Paul G. Schoen was elected a director of Coltec in April 1994. The persons named below have been so nominated by the Board of Directors of Coltec:

                                                                                                      DIRECTOR OF
                                                                                                      COLTEC (OR
                                                                                                     PREDECESSOR)
                    NAME, AGE AND BUSINESS EXPERIENCE DURING PAST FIVE YEARS                             SINCE
- - -------------------------------------------------------------------------------------------------  -----------------
Donald P. Brennan, 53............................................................................           l991
  Member of the Stock Option  and Compensation Committee of  Coltec. Managing Director of  Morgan
   Stanley  & Co.  Incorporated ("Morgan Stanley")  since prior  to 1989; head  of Morgan Stanley
   Merchant Banking Division; member of  Morgan Stanley Operating Committee. Chairman,  President
   and  a  director of  Morgan  Stanley Leveraged  Equity Fund  II,  Inc., Morgan  Stanley Equity
   Investors Inc. and  Morgan Stanley Capital  Partners III, Inc.  Mr. Brennan also  serves as  a director  of Agricultural Minerals and Chemicals  Inc., Agricultural Minerals Corporation, A/S
   Bulkhandling, Beaumont Methanol  Corporation, Container  Corporation of  America, Fort  Howard
   Corporation,  Hamilton  Services  Limited, Jefferson  Smurfit  Corporation,  Jefferson Smurfit
   Corporation (U.S.), PSF  Finance Holdings  Inc., Shuttleway  and Stanklav  Holdings, Inc.  Mr.
   Brennan  is  Deputy Chairman  and  a director  of  Waterford Wedgwood  plc  and a  director of
   Waterford Wedgwood U.K. plc.
John W. Guffey, Jr., 56..........................................................................           1991
  President and Chief Operating Officer of Coltec since May 1991. From prior to 1989 to May  1991 he  was  the President  of the  Mechanical Packing  Division  of Garlock  Inc, a  wholly owned subsidiary of Coltec, and served as a Group President.
Howard I. Hoffen, 30.............................................................................           1990
  Member of the  Stock Option  and Compensation  Committee of  Coltec. Vice  President of  Morgan
   Stanley  since January 1994. Associate of Morgan  Stanley from September 1989 to January 1994.
   Mr. Hoffen also serves as a director of Amerin Guaranty Corporation and Interstate Natural Gas
   Company.
David I. Margolis, 64............................................................................           l963
  Chairman of the Board and Chief Executive Officer  of Coltec since prior to 1989. President  of
   Coltec from prior to 1989 to May 1991. Director of Burlington Industries, Inc.
J. Bradford Mooney, Jr., 63......................................................................           1992
  Chairman  of the Audit Committee  and member of the Stock  Option and Compensation Committee of
   Coltec. Rear Admiral, United States Navy (retired). President and Managing Director of  Harbor
   Branch  Oceanographic Institution, Inc. from  January 1989 to March  1992. Consultant in ocean engineering and research management following retirement from the U.S. Navy in September 1987.

                                                                                                      DIRECTOR OF
                                                                                                      COLTEC (OR
                                                                                                     PREDECESSOR)
                    NAME, AGE AND BUSINESS EXPERIENCE DURING PAST FIVE YEARS                             SINCE
- - -------------------------------------------------------------------------------------------------  -----------------
Joel Moses, 52................................................................          1992
  Chairman of the Stock  Option and Compensation Committee  and member of  the
   Audit  Committee of  Coltec. Dean, School  of Engineering  and D.C. Jackson
   Professor of Computer Science  and Engineering, Massachusetts Institute  of
   Technology   ("MIT"),  since  January  1991.  Head  of  the  Department  of
   Electrical Engineering and Computer  Science of MIT from  prior to 1989  to
   August  1989.  Visiting  Professor,  Harvard  Graduate  School  of Business
   Administration from  September  1989  to  June  1990.  Director  of  Analog
   Devices, Inc.
Paul G. Schoen, 50............................................................          1994
  Executive  Vice President, Finance, Treasurer and Chief Financial Officer of
   Coltec since January  1994. Senior Vice  President, Finance, Treasurer  and
   Chief  Financial Officer of  Coltec from May 1991  to December 1993. Senior
   Vice President and Controller of Coltec from January 1991 to May 1991. Vice
   President-Accounting of Coltec from prior to 1989 to December 1990.
Frank V. Sica, 43.............................................................          1991
  Managing Director of Morgan  Stanley since prior to  1989 and a director  of
   Morgan  Stanley  Leveraged  Equity  Fund II,  Inc.,  Morgan  Stanley Equity
   Investors Inc. and Morgan Stanley Capital Partners III, Inc. He also serves as a director of ARM Financial Group, Inc., Consolidated Hydro, Inc., EMMIS
   Broadcasting Corporation, Fort Howard Corporation, Integrity Life Insurance
   Company, Interstate  Natural  Gas  Company,  Kohl's  Corporation,  National
   Integrity  Life Insurance  Company, PageMart,  Inc., Southern  Pacific Rail
   Corporation and Sullivan Communications, Inc.
Richard A. Stuckey, 62........................................................            --
  Chief Economist, E.I. du Pont de Nemours and Company, since prior to 1989.

    In March 1994, Coltec filed a registration statement with the Securities and Exchange Commission relating to a proposed public secondary offering (the "Offering") of all the shares of Common Stock of Coltec currently held by The Morgan Stanley Leveraged Equity Fund II, L.P. ("MSLEF II"; such shares currently held by MSLEF II being the "MSLEF II Shares") and certain of its affiliates and by certain other selling stockholders named in such registration statement. On May 23, 1994, Coltec announced that the Offering had been postponed. Due to uncertain market conditions, representatives of MSLEF II informed Coltec of the decision not to proceed with the Offering at that time. MSLEF II's representatives also said that they were considering several alternatives, including recommencing the Offering if market conditions improved or effecting a distribution of MSLEF II's shares to its partners. If, before the 1995 annual meeting of shareholders, some or all of the MSLEF II Shares are sold, distributed or otherwise disposed of by MSLEF II, then, in connection with such sale, distribution or other disposition one or more of Messrs. Brennan, Sica and Hoffen (assuming they are elected as Directors at the Annual Meeting) may determine to resign from the Board. In the event that at any time after the Annual Meeting each of Messrs. Brennan, Sica and Hoffen shall have resigned from the Board, Coltec anticipates that thereafter the size of the Board will be reduced to seven members and, as soon as practicable thereafter, an additional Director having no other affiliation with Coltec will be appointed to the Board with the result that the Board would then be comprised of a majority of members having no other affiliation with Coltec.

           BOARD OF DIRECTORS, COMMITTEES AND ATTENDANCE AT MEETINGS

    The Board of Directors of Coltec held 11 meetings during 1993. The Board of Directors of Coltec has standing audit and compensation committees and does not have a nominating committee.

    The Audit Committee, which consists of Mr. Mooney (Chairman) and Professor Moses, held two meetings during 1993. This Committee meets with representatives of Coltec's independent auditors and meets with Coltec's internal auditors and representatives of the financial departments to consider matters relating to the annual audit (including objectives, scope and fees) and such other matters as such auditors and representatives wish to raise for consideration. This Committee also reviews with representatives of the financial departments and internal auditors and representatives of Coltec's independent auditors recommendations of any of such auditors to improve internal accounting procedures and controls. This Committee reports to the Board of Directors and serves as liaison between the Board of Directors and Coltec's independent auditors.

    The Stock Option and Compensation Committee, which consists of Professor Moses (Chairman) and Messrs. Brennan, Hoffen and Mooney, held six meetings during 1993. This Committee prescribes salaries, incentive awards and other compensation of the executive officers of Coltec. This Committee also administers certain of Coltec's compensation plans.

    During 1993, each director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which he served.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    Set forth below is certain information (as of May 3, 1994) with respect to persons known to Coltec to be the beneficial owners of more than five percent of the Common Stock. This information is based on statements on Schedules 13D or 13G filed by beneficial owners with the Securities and Exchange Commission and other information available to Coltec.

                                                    AMOUNT AND
                                                     NATURE OF
                                                    BENEFICIAL    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNERSHIP    CLASS (A)
- - --------------------------------------------------  -----------  ------------
Morgan Stanley Group Inc..........................   19,074,406     27.3(b)
  1251 Avenue of the Americas
  New York, NY 10020
Oppenheimer Group, Inc............................    7,770,760     11.1(c)
  Oppenheimer Tower
  World Financial Center
  New York, NY 10281
The Equitable Companies Incorporated..............    7,258,920     10.4(d)
  787 Seventh Avenue
  New York, NY 10019
The Capital Group, Inc............................    4,420,450      6.3(e)
  333 South Hope Street
  Los Angeles, CA 90071

- - ------------------------
(a) The percentage is calculated on the basis of 69,802,681 shares of Common Stock outstanding on May 3, 1994.
(b) In its Amendment No. 1 to Schedule 13G dated February 14, 1994, Morgan Stanley Group Inc. reported that it may be deemed to have shared voting and investment power for 16,539,263 shares  held by  affiliates and  has sole  investment power  for 2,535,143 shares. In the same Amendment No.  1, The Morgan Stanley Leveraged  Equity
      Fund  II, L.P., the general partner of  which is a wholly owned subsidiary of Morgan Stanley Group Inc., reported shared voting and investment  power for 14,898,000 shares.
(c)   In its Amendment No. 2 to Schedule 13G dated February 1, 1994, Oppenheimer
      Group, Inc. reported that it has shared voting power and shared investment power  (with certain of its affiliates) with respect to all of such shares and that it had  filed such Schedule  13G on its behalf  and on behalf  of certain of its affiliates as a parent holding company.
(d)   In  its  Amendment No.  2  to Schedule  13G  dated February  9,  1994, The
      Equitable Companies Incorporated reported that with respect to the  Common
      Stock  it had sole voting power  for 4,953,320 shares, shared voting power for 108,000 shares, sole investment power for 7,258,920 shares and that it had filed  such  13G  on its  behalf  and  on behalf  of  certain  of  its affiliates as a parent holding company.
(e)   The   Capital  Group,  Inc.   reported  that  certain   of  its  operating
      subsidiaries exercised  investment discretion  over various  institutional accounts  which held as  of December 31, 1993,  4,420,450 shares of Coltec
      Common Stock  (6.3%  of the  outstanding  class). CAPITAL  GUARDIAN  TRUST
      COMPANY, a bank, and one of such operating companies, exercised investment discretion  over 3,077,450 of said shares. CAPITAL RESEARCH AND MANAGEMENT
      COMPANY, a registered investment adviser, and CAPITAL INTERNATIONAL, S.A., another operating subsidiary,  had investment discretion  with respect  to
      1,211,000 and 132,000 shares, respectively, of the above shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

    Set forth below is information as of May 3, 1994, concerning ownership of Common Stock by all directors and nominees, individually, the executive officers named in the Summary Compensation Table below and all present executive officers and directors of Coltec as a group:

                                                     AMOUNT AND
                                                     NATURE OF
                                                     BENEFICIAL    PERCENT OF
NAME                                                 OWNERSHIP      CLASS(A)
- - --------------------------------------------------  ------------   -----------
Donald P. Brennan.................................             0       0
Salvatore J. Cozzolino............................       465,916       *
Anthony J. diBuono(b)(c)..........................        97,049       *
John W. Guffey, Jr.(b)............................       159,558       *
Andrew C. Hilton..................................       465,916       *
Howard I. Hoffen..................................             0       0
David I. Margolis(b)..............................     1,133,501       1.6
J. Bradford Mooney, Jr............................             0       0
Joel Moses........................................           200       *
Paul G. Schoen(b).................................        51,037       *
Frank V. Sica.....................................             0       0
Richard A. Stuckey................................             0       0
All directors and present executive officers as a
 group, consisting of 16 persons..................     2,640,212       3.8

- - ------------------------
 *    Less than 1%.

(a)   The percentages are calculated on the basis of 69,802,681 shares of Common
      Stock outstanding on May 3, 1994,  plus, for any individual or the  group, that  number  of shares  deemed to  be  outstanding because  the indicated
      persons or certain members of the  group, respectively, have the right  to acquire beneficial ownership within 60 days.
(b)   Messrs. diBuono, Guffey, Margolis and Schoen share certain voting power of
      2,468,982  shares (as of May 3, 1994) as trustees of the Coltec Retirement
      Savings Plan for  Salaried Employees (the  "Savings Plan"). They  disclaim beneficial  ownership as to  such shares. However,  as participants in the
      Savings Plan, they have the following  shares of Common Stock credited  to their  individual  accounts  as of  March  31,  1994 and  such  shares are included in the table above: Mr. diBuono, 2,056 shares; Mr. Guffey,  4,362 shares; Mr. Margolis, 3,110 shares and Mr. Schoen, 4,221 shares.
(c)   50,660  shares  of the  97,049 shares  of  Common Stock  are owned  by Mr.
      diBuono's wife and he disclaims beneficial ownership of such shares.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation of Coltec's Chief Executive Officer and each of the four other most highly compensated executive officers of Coltec (determined as of December 31, 1993) (hereinafter referred to as the "named executive officers") for the fiscal years ended December 31, 1993, 1992 and 1991:

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM COMPENSATION
                                                                     ---------------------------------------
                                                                               AWARDS
                                                                     --------------------------    PAYOUTS
                                     ANNUAL COMPENSATION                                          ----------
                           ----------------------------------------     (F)           (G)
                                                           (E)       ----------  --------------      (H)              (I)
           (A)                     (C)        (D)      ------------  RESTRICTED    SECURITIES     ----------  --------------------
- - -------------------------  (B)   --------  ----------  OTHER ANNUAL    STOCK       UNDERLYING        LTIP          ALL OTHER
   NAME AND PRINCIPAL      ----   SALARY     BONUS     COMPENSATION    AWARDS       OPTIONS         PAYOUT        COMPENSATION
        POSITION           YEAR    ($)       ($)(1)        ($)         ($)(2)         (#)            ($)             ($)(3)
- - -------------------------  ----  --------  ----------  ------------  ----------  --------------   ----------  --------------------
David I. Margolis........  1993  $643,920  $1,545,500  $             $   --          --           $  --             $120,535
Chairman of the Board and  1992   599,040   1,717,500                 1,426,788      300,000                         144,242
 Chief Executive Officer   1991   599,040   1,478,500                    --          --
John W. Guffey, Jr.......  1993   471,960   1,125,500                    --          --              --              113,529
President and Chief        1992   410,040   1,166,900                   637,200      225,000                          97,047
 Operating Officer         1991   318,615     500,000                    --          --
Salvatore J. Cozzolino...  1993   353,040     696,750                    --          --              --               64,123
Vice Chairman of the       1992   353,040     815,800                   494,388      165,000                          78,685
 Board                     1991   353,040     701,500                    --          --
Andrew C. Hilton.........  1993   353,040     696,750                    --          --              --               60,770
Vice Chairman of the       1992   353,040     815,800                   494,388      165,000                          75,332
 Board                     1991   353,040     701,500                    --          --
Anthony J. diBuono.......  1993   249,540     394,300                    --          --              --               40,987
Executive Vice President,  1992   236,520     433,850                   221,994       80,000                          47,436
 Chief Legal Officer and   1991   236,520     365,600                    --          --
 Secretary

- - ------------------------------
(1) Includes the following annual amounts accrued but not paid under the 1977 Long-Term Performance Plan (the "Performance Plan") for each of the named executive officers: Mr. Margolis, 1993, $465,500; 1992, $577,500; 1991,
      $528,500;  Mr. Guffey,  1993, $332,500; 1992,  $412,500; Messrs. Cozzolino
      and Hilton, each, 1993, $177,750; 1992, $247,500; 1991, $226,500; and  Mr.
      diBuono,  1993,  $79,800; 1992,  $98,850; 1991,  $90,600. Effective  as of
      December 31, 1993, subject to the approval of the Coltec 1994 Long-Term Incentive Plan by the shareholders (SEE Proposal 2 below), Coltec has terminated the Performance Plan. For periods after 1993, no additional performance awards will accrue under the Performance Plan. Accrued amounts for periods prior to 1994 will be credited with annual interest from January 1, 1994 to the date of payment to the named executive at a rate of interest (adjusted annually) equal to Coltec's cost of U.S. borrowings, and will be paid in accordance with the original payment provisions of the plan.

(2)   The  restricted stock  owned by  each of  the named  executive officers at
      December 31, 1993 and the values thereof based on the closing price of the
      Common Stock on December  31, 1993 were as  follows: Mr. Margolis,  79,266 shares, $1,486,238; Mr. Guffey, 35,400 shares, $663,750; Messrs. Cozzolino and  Hilton, 27,466 shares, $514,988 each; and Mr. diBuono, 12,333 shares,
      $231,244. Restrictions  on one  third  of the  number  of such  shares  of restricted  stock are scheduled to lapse on  each of January 2, 1995, 1996 and 1997. Any dividends payable on the Common Stock would also be  payable on such restricted stock.
(3)   Pursuant  to  the  Retirement  Savings Plan  for  Salaried  Employees, the
      amounts credited  by  Coltec for  1993  and 1992  for  each of  the  named executive  officers were $8,994 and $8,728, respectively, and such amounts are included in the amounts in  column (i) above. Pursuant to the  defined contribution  portion  of  the  Benefits  Equalization  Plan,  the amounts credited by  Coltec for  1993 and  1992 for  each of  the named  executive officers  were as follows:  Mr. Margolis, 1993,  $111,541; 1992, $135,514;
      Mr. Guffey, 1993,  $85,168; 1992, $72,874;  Messrs. Cozzolino and  Hilton,
      1993,  $51,776 each; 1992,  $66,604 each; and  Mr. diBuono, 1993, $30,098;
      1992, $36,813, and such amounts are included in the amounts in column  (i)
      above.  The cost  to Coltec  for 1993 and  1992 for  whole life insurance, measured by the  excess of premiums  paid over the  cash surrender  value, pursuant  to arrangements wherein Coltec is the sole owner and beneficiary of the insurance policy with an  obligation to make certain payments to  a beneficiary  over a 15-year period in  the event of an executive officer's death while employed for the named executive officers were as follows: Mr.
      Guffey, 1993, $19,367; 1992, $15,445;  Mr. Cozzolino, 1993, $3,353;  1992,
      $3,353;  and Mr. diBuono, 1993, $1,895; 1992, $1,895, and such amounts are included in the amounts in column (i) above.

STOCK OPTIONS

    The following table contains information concerning 1993 grants of stock options under Coltec's 1992 Stock Option and Incentive Plan to the named executive officers and the potential realizable value of these option grants based on assumed rates of stock appreciation of 5% and 10% per year over the 10-year term of the options.

                             OPTION GRANTS IN 1993

                                                                                                 POTENTIAL REALIZABLE
                                      INDIVIDUAL GRANTS                                         VALUE AT ASSUMED ANNUAL
- - ---------------------------------------------------------------------------------------------       RATES OF STOCK
                                (B)              (C)                                            APPRECIATION FOR OPTION
                             NUMBER OF        % OF TOTAL                                                 TERM
                             SECURITIES        OPTIONS           (D)                           -------------------------
                             UNDERLYING       GRANTED TO     EXERCISE OR
           (A)                OPTIONS        EMPLOYEES IN     BASE PRICE           (E)             (F)           (G)
NAME                       GRANTED(#)(1)         1993           ($/SH)       EXPIRATION DATE      5%($)         10%($)
- - -------------------------  --------------   --------------   ------------   -----------------  ------------   ----------
Anthony J. diBuono.......      40,000             13.8          $18.75      December 16, 2003    $  471,700   $1,195,300

- - ------------------------------
(1) The options are nonqualified options exercisable to the extent of 20% of the total, cumulatively, commencing December 17, 1994 and annually thereafter until fully exercisable on December 17, 1998. Exercise of an option may be by cash, negotiable certificates representing whole shares of Coltec Common Stock (or, subject to the approval of the Compensation Committee (the "Compensation Committee"), through withholding of Common Stock which would otherwise have been received upon exercise of the option) or any combination thereof. The option agreements contain change-in-control provisions. See "Employment Contracts and Termination of Employment and Change-In-Control Arrangements" for additional information.

OPTION EXERCISES AND HOLDINGS

    The following table provides information with respect to the named executive officers concerning the options held as of December 31, 1993 (none of the named executive officers exercised options during 1993):

                      AGGREGATED OPTION EXERCISES IN 1993
                      AND DECEMBER 31, 1993 OPTION VALUES

                                                                      (C)
                                       (B)               -----------------------------
                           ---------------------------
                                                                   VALUE OF
                              NUMBER OF SECURITIES                UNEXERCISED
                             UNDERLYING UNEXERCISED              IN-THE-MONEY
                                   OPTIONS AT                     OPTIONS AT
           (A)                  DECEMBER 31, 1993              DECEMBER 31, 1993
- - -------------------------  ---------------------------   -----------------------------
NAME                       EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
- - -------------------------  -----------   -------------   ------------   --------------
David I. Margolis........     60,000        240,000        $  225,000      $900,000
John W. Guffey, Jr.......     45,000        180,000           168,750       675,000
Salvatore J. Cozzolino...     33,000        132,000           123,750       495,000
Andrew C. Hilton.........     33,000        132,000           123,750       495,000
Anthony J. diBuono.......     16,000        104,000            60,000       240,000

PENSION PLAN

    The following table shows the estimated annual pension benefits payable to a covered participant at normal retirement age (age 65) on a single life annuity basis under Coltec's qualified defined benefit plan, as well as nonqualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits, based for the most part on five-year average final compensation (salary and bonus during the 60 highest-paid consecutive months out of the last 120 months) and years of service with Coltec and its subsidiaries and not subject to deduction for Social Security or other payments:

                               PENSION PLAN TABLE

                                                 YEARS OF SERVICE
     FIVE-YEAR AVERAGE       --------------------------------------------------------
    ANNUAL COMPENSATION         15         20          25          30          35
- - ---------------------------  --------  ----------  ----------  ----------  ----------
$ 400,000..................  $ 99,400  $  132,600  $  165,700  $  198,900  $  232,000
  600,000..................   150,400     200,600     250,700     300,900     351,000
  800,000..................   201,400     268,600     335,700     402,900     470,000
 1,000,000.................   252,400     336,600     420,700     504,900     589,000
 1,200,000.................   303,400     404,600     505,700     606,900     708,000
 1,400,000.................   354,400     472,600     590,700     708,900     827,000
 1,600,000.................   405,400     540,600     675,700     810,900     946,000
 1,800,000.................   456,400     608,600     760,700     912,900   1,065,000
 2,000,000.................   507,400     676,600     845,700   1,014,900   1,184,000
 2,200,000.................   558,400     744,600     930,700   1,116,900   1,303,000
 2,400,000.................   609,400     812,600   1,015,700   1,218,900   1,422,000
 2,600,000.................   660,400     880,600   1,100,700   1,320,900   1,541,000
 2,800,000.................   711,400     948,600   1,185,700   1,422,900   1,660,000
 3,000,000.................   762,400   1,016,600   1,270,700   1,524,900   1,779,000
 3,200,000.................   813,400   1,084,600   1,355,700   1,626,900   1,898,000

    As of December 31, 1993, the five-year average final compensation and current years of credited service for each of the following persons were: Mr. Margolis, $2,620,816 and 31 years; Mr. Guffey, $877,655 and 15 years (including 7 years of additional credited service as an employee of one of

Coltec's subsidiary corporations); Mr. Cozzolino, $1,363,302 and 24 years; Dr. Hilton, $1,363,302 and 31 years; and Mr. diBuono, $722,680 and 23 years. Compensation covered under the pension plans includes amounts reported in columns (c) and (d) of the Summary Compensation Table (other than accrued but unpaid amounts under the Performance Plan reported in column (d) of the table). Coltec has agreed to calculate Mr. Guffey's pension benefits as if his prior credited service with the subsidiary were provided under the plan (the benefits of which are set forth in the above table) with payments to be made to him from the qualified plan, non-qualified plans and from Coltec.

                           COMPENSATION OF DIRECTORS

    Directors who are not also employees of Coltec or of Morgan Stanley receive a retainer at the annual rate of $25,000 ($30,000 if Chairperson of a Committee) and receive $1,250 per meeting for attendance at meetings of the Board of Directors and its committees with a maximum of $2,000 for more than one meeting on the same day ($2,500 if Chairperson of one of the meetings). The Board of Directors of Coltec has established a retirement age policy which provides that a director shall not be eligible for nomination to the Board of Directors if such person has attained the age of 70. In connection therewith, the Board of Directors also established a pension arrangement for directors who are not affiliated with Morgan Stanley or not entitled to a pension from Coltec or any subsidiary thereof, with payments for life commencing at the later of retirement or age 70. The annual amount of such payment is calculated on the basis of the number of years of service as a director and would equal $10,000 for five years of service plus an additional $2,000 for each additional year of service up to a maximum annual amount of $20,000.

    A director may defer payment of any portion of any retainer, committee or attendance fees in any year, upon advance notice to Coltec, to such time as he or she may determine. Balances of such deferred compensation accrue additional compensatory amounts quarterly at the average cost of United States borrowings of Coltec and its consolidated subsidiaries during the preceding calendar year. Such borrowing cost in 1992 was 7.2%. There are no amounts being deferred at the present time.

    In addition to the foregoing amounts, the Board of Directors has adopted, and the shareholders of Coltec are being asked to approve, the 1994 Stock Option Plan for Outside Directors of Coltec Industries Inc pursuant to which members of the Board of Directors of Coltec who are not employees of Coltec or its subsidiaries will receive an initial grant of an option to purchase 10,000 shares of Common Stock and subsequent option grants to purchase 2,000 shares of Common Stock during their service on the Board of Directors. For a general discussion of the terms of the plan, SEE Proposal 5 -- Approval of the 1994 Stock Option Plan for Outside Directors.

             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

    All currently outstanding agreements granting restricted stock or stock options to the named executive officers in the Summary Compensation Table above contain change-in-control provisions. In the case of the restricted stock, in the event of a change-in-control, all restrictions on assignment, transfer or other disposition of the restricted stock lapse. In the case of stock options, in the event of a change-in-control, the options become fully exercisable or, in the alternative, the executive officer may surrender all or part of the option to Coltec during a one-year period after the change-in-control in exchange for a cash payment for each option surrendered equal to the excess of the fair market value of the Common Stock on the date of surrender over the option price. Fair market value for this purpose equals the last sales price of the Common Stock on the exercise date on the New York Stock Exchange Composite Tape (or, if no such sale occurred on such date, the last date preceding such date on which a sale was reported), except that in the case of a change of ownership of more than 35% of the outstanding shares of Common Stock, it shall mean the amount of cash and fair market value of other consideration tendered for such outstanding shares.

    As of June 10, 1988, Coltec entered into an employment contract (the "Employment Contract") with Mr. Margolis which by its terms is scheduled to terminate on January 24, 1995. The Employment Contract provides for certain severance payments and continuation of benefits for the remaining term of the Employment Contract following termination of employment. The amount of the payments that may be made will vary depending upon the level of compensation and benefits at the time employment terminates and whether such employment is terminated prior to the end of the term by Coltec for "cause" or by Mr. Margolis for "good reason" or otherwise during the term of the contract. In the event that termination of employment is by Mr. Margolis for "good reason" or by Coltec without "cause", such payments are to consist of amounts equal to full salary, bonus payments on each January based on an average of the three prior annual bonus payments (pro rated for partial years), an additional one-time payment at the time of termination of the bonus amount (pro rated for a partial year), either continuation of participation in compensation and benefit plans or the provision of comparable benefits, reimbursement for any legal fees expended in connection with the termination of employment and gross-up payments for any golden parachute excise taxes paid. Mr. Margolis is required to seek other employment and any amounts paid as a result of such employment offset amounts otherwise payable under the Employment Contract. The Employment Contract includes multi-year non-compete provisions.

    As of July 1, 1991, Coltec entered into employment agreements with Messrs. Guffey and diBuono. Mr. Guffey's agreement expires on July 1, 1996 and Mr. diBuono's agreement expires on October 13, 1995. Compensation payable thereunder is at salary rates not less than those in effect on July 1, 1991 and with comparable participation in incentive and employee benefit plans at the discretion of the Board of Directors. However, if during the term of the agreement a change of control (as defined in the agreement) occurs, (a) the executive's functions, duties and responsibilities shall not be subject to change, (b) in the event the executive in good faith determines that his functions, duties or responsibilities or any aspect of his employment has been changed adversely, he may elect to serve for a terminal employment period of two years or, if earlier, until the executive attains age 65, and (c) the terminal employment period is followed by a consulting period of two years. During the terminal employment period, the executive is entitled to salary not less than that in effect prior to this period and comparable participation in benefits plans. During the consulting period, the executive is entitled to consulting fees at an annual rate no less than the annual rate of his salary on July 1, 1991 and to participation in all Coltec life and medical insurance programs or comparable benefits.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Stock Option and Compensation Committee are Joel Moses (Chairman), Donald P. Brennan, Howard I. Hoffen and J. Bradford Mooney, Jr. None of the members was formerly an officer of Coltec or any of its subsidiaries. Mr. Brennan was an officer and director and Mr. Hoffen was a director of Coltec Holdings Inc. ("Holdings") before it became a wholly owned subsidiary of Coltec in November 1993.

    Mr. Brennan is a managing director and Mr. Hoffen is a vice president of Morgan Stanley and they along with another managing director of Morgan Stanley, Frank V. Sica, constituted all of the directors of Holdings, the owner of 100% of the outstanding shares of Common Stock from June 1988 to the recapitalization of Coltec effected in April 1992, which included the public offering by Coltec of 44,275,000 shares of Common Stock (the "1992 Recapitalization"). At the time of the 1992 Recapitalization, Holdings owned 36.1% of the outstanding shares of Common Stock.

    In the 1992 Recapitalization, Morgan Stanley was sole underwriter of a debt offering for which it received an underwriting commission of $11,250,000 and was one of several underwriters of an equity offering for which it received a portion of the total underwriting commission of $36,527,000. Also, as one of the dealer managers for a tender offer by Holdings for the outstanding Holdings 14 3/4% senior discount debentures, a part of the 1992 Recapitalization, Morgan Stanley received fees of $1,049,000 from Holdings. In October 1992, Morgan Stanley acted as sole underwriter in connection with the issuance by Coltec of $150 million of its 9 3/4% Senior Notes due 1999 for which it received an underwriting commission of $2,625,000. In connection with an industrial revenue bond refinancing in 1993, Morgan Stanley received a fee of $309,000.

    As of November 18, 1993, pursuant to a Reorganization Agreement, Coltec and Holdings completed a stock-for-stock exchange that resulted in Holdings' stockholders holding directly shares of Coltec Common Stock and Holdings became a wholly owned subsidiary of Coltec.

                    STOCK OPTION AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

    In establishing and monitoring the executive compensation program for Coltec, the Stock Option and Compensation Committee (the "Committee") considers the total compensation program (and each component thereof) to assure that it takes into account individual and Coltec performance and is competitive. This policy has been in effect for several years and the present Committee members consider it fair and equitable. The Committee has engaged a recognized expert in the field of executive compensation who meets regularly with the Committee to advise it on whether Coltec's total compensation program is properly reflective of Coltec's financial performance and consistent with the Committee's objectives.

    It has been Coltec's historical approach that all senior corporate officers, including the five highest paid executive officers included in the Summary Compensation Table, are treated as a team. The Committee implements this approach by applying the same performance factor in determining the incentive compensation for each executive officer. The amount of an executive's incentive compensation is also a function of each executive's position level and experience in the position. Thus, the specific rationale regarding the 1993 compensation program for Mr. Margolis has equal application to Coltec's other executive officers. Therefore, no separate general discussion for the compensation arrangements for these other executives is provided.

    Mr. Margolis' annual base salary is reviewed by the Committee annually taking into account the following factors:

        --  Mr.  Margolis'  experience  in  his  position  at  Coltec  and   his
    performance over a sustained period of time.

        -- Median base salary levels for other chief executive officers in companies of similar size, business and complexity. In reviewing the base salary of other chief executive officers, the Company relies on a number of recognized executive compensation surveys. These compensation surveys include hundreds of companies which may include, but are not necessarily limited to, companies included in the Standard & Poor's 500 and/or the Dow Jones Industrials.

    It is Coltec's normal policy to adjust base salaries on an annual basis. Such adjustments reflect the salary range applicable to the executive and, as noted above, the Committee's assessment of the executive's contribution to Coltec's profitability and the salaries paid to executives in similarly-situated positions in other companies. Mr. Margolis' base salary was increased January 1, 1993 from $599,040 to $643,920. This was Mr. Margolis' first salary increase since January 1, 1990. In setting base salary levels for other executive officers, the Committee takes into account -- in substantially the manner described above with respect to Mr. Margolis -- the median salaries paid to comparably situated officers in companies whose size, business and complexity are similar to that of Coltec.

    Incentive compensation reflects Coltec's annual performance as compared to other manufacturing companies in terms of return on sales, return on assets and return on capital, and Coltec's historical performance. The Committee has established competitive target bonus levels that are payable for good performance. In determining competitive target bonus levels, the same recognized executive compensation surveys were used as were used for base salaries. If actual performance exceeds the established performance level, actual incentive compensation can significantly exceed these targets. Conversely, if actual performance does not meet expectations, actual incentive compensation can be reduced or eliminated, as warranted.

    Mr. Margolis' 1993 incentive compensation reflects Coltec's outstanding 1993 performance as compared to both a traditional peer group of manufacturing companies and a group of manufacturing companies with above-average financial performance. The traditional peer group of companies includes those Fortune 500 companies whose business and/or organizational structures are similar to that of Coltec. The above-average group also includes Fortune 500 companies, but the companies in this group rank in the top twenty-five percent of the Fortune 500 companies in terms of return on assets, return on equity, return on sales and ten-year total return to shareholders. The level of Mr. Margolis' incentive compensation for 1993 was determined on the basis of a comparison of Coltec's performance with Coltec's historical performance and the performance of these two groups of companies during the first nine months of 1993. This comparison was based on return on sales, return on assets and return on capital. As compared to the traditional peer group, Coltec's results were the highest of all companies in each category and, as compared to the above-average group, Coltec was in the top 30% in return on sales and in the top 10% in return on assets and return on capital. Most, but not all, of these traditional peer and high performing companies may be included in the Standard & Poor's 500 Index and/or the Dow Jones Industrials.

    Coltec also has established a long-term compensation program whose objective is to measure and reward the accomplishment of those longer term business goals that may increase shareholder value. This program consists of two plans, the 1992 Stock Option and Incentive Plan (the "Option Plan") and the 1977 Long-Term Performance Plan (the "Performance Plan").

    The Option Plan provides for granting of stock options at an exercise price equal to the market price of the Common Stock on the date of grant. Accordingly, the option recipient accrues value in these options only to the extent that Coltec's stock price increases above the exercise price.

    The only named executive officer who received a stock option grant in 1993 was Mr. diBuono who was granted an option for 40,000 shares of Common Stock in connection with his election as Executive Vice President.

    The Performance Plan has been established because certain financial goals on which management should focus for the long-term benefit of shareholders may not be reflected in Coltec's stock price. To encourage management to focus on these goals, the Performance Plan provides reward opportunities based on the accomplishment of these financial goals which, over the long-term, may increase shareholder value. Performance shares awarded to executives under the Performance Plan accrue value depending on Coltec's Operating Profit (defined as net earnings of Coltec and its consolidated subsidiaries, plus interest expense and provisions for income taxes, minus interest income and excluding extraordinary items and discontinued operations), in each fiscal year which elapses from the Commencement Date for such shares to the earlier of termination of employment with Coltec, retirement or the expiration of 10 years. Under the formula of the Performance Plan, each performance share accrued a value of $13.30 for the year 1993 based on 1993 Operating Profit of $213,586,000.

    The shareholders of Coltec are being requested to approve, effective January 1, 1994, a new 1994 Long-Term Incentive Plan which is intended to replace the Performance Plan for periods after 1993. As part of the transition to the new plan, the Compensation Committee has recommended to the Board, and the Board has approved, an amendment to outstanding awards under the Performance Plan that will provide for the crediting of interest on amounts accrued under the Plan from January 1, 1994 to the date of payment of these accrued amounts. The rate of interest will be based on the cost of Coltec's U.S. borrowings and will be adjusted annually.

    Mr. Margolis participates in the Performance Plan at a level deemed competitive and appropriate by the Committee. His interest in the Performance Plan accrues a value based on certain operating income levels. These amounts, however, are not paid to him for a period of ten years following the year in which the award was granted. It is contemplated that Mr. Margolis will also participate in the 1994 Long-Term Incentive Plan.

    Coltec also maintains certain benefit programs in which the executive group participates. The compensation attributed to the named executive officers for 1993 from these programs is detailed in this proxy statement. Mr. Margolis' participation in these programs reflects what the Committee believes is the participation that other executives at his level in similar organizations would receive.

    During 1993, Congress enacted legislation that could have the effect of limiting the deductibility for executive compensation paid to each of the five highest paid executive officers. This legislation provides that compensation paid to any one executive in excess of $1 million will not be deductible. The legislation, however, provides an exception to the $1 million limit for compensation that is both performance-based and paid under a plan that has been approved by shareholders.

    The Compensation Committee believes that Coltec's executive compensation program is performance-based and that the process by which compensation levels and payments are made is sound and should be continued. However, in an effort to assure that incentive payments made to executive officers are deductible for federal income tax purposes, the Compensation Committee has adopted the amended and restated Annual Incentive Plan and the 1994 Long-Term Incentive Plan which the shareholders of Coltec are being requested to approve at the 1994 annual meeting of shareholders. For the same reason, the Compensation Committee and the Board of Directors have adopted an amendment to the 1992 Stock Option and Incentive Plan (subject to shareholder approval) which limits the number of options and stock appreciation rights that may be awarded to an employee in any 36-month period. To the extent reasonably possible and consistent with the Compensation Committee's other compensation objectives, the Compensation Committee currently intends to take reasonable steps to permit the incentive compensation paid to executive officers to qualify as performance-based compensation that is exempt from the $1 million limit on compensation which may be deducted by Coltec for federal income tax purposes.

             Joel Moses, Chairman, Stock Option and Compensation Committee Howard I. Hoffen, Member
             Donald P. Brennan, Member
             J. Bradford Mooney, Jr., Member

                               PERFORMANCE GRAPH

    The following is a line graph presentation comparing Coltec's cumulative total shareholder return on the Common Stock with the Standard & Poor's 500 Stock Index and the Dow Jones Industrials Index for the period since March 25, 1992, the date when trading began in connection with the initial public offering on April 1, 1992, to December 31, 1993 (assuming an investment of $100 in each on March 25, 1992):

                                   [GRAPHIC]
            PROPOSAL 2 -- APPROVAL OF 1994 LONG-TERM INCENTIVE PLAN

    On January 12, 1994, the Compensation Committee and the Board of Directors adopted the 1994 Long-Term Incentive Plan (the "1994 Incentive Plan"), subject to the approval of the 1994 Incentive Plan by the shareholders of Coltec at the 1994 annual meeting of shareholders. The shareholders of Coltec are asked to consider and act upon the matter of approving the 1994 Long-Term Incentive Plan. Approval of this Proposal 2 will require the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting (assuming a quorum is present). The Board of Directors recommends approval of this Proposal
2. All proxies will be voted in accordance with the instructions contained thereon. If no specific instructions are given, the persons named as proxies in the accompanying form will vote FOR Proposal 2.

    DESCRIPTION OF THE 1994 INCENTIVE PLAN. The summary of the 1994 Incentive Plan which follows is not intended to be complete and is qualified in its entirety by reference to the text of the 1994 Incentive Plan which is attached to this Proxy Statement as Exhibit A.

    The 1994 Incentive Plan provides for annual grants of performance units ("Units") to officers and senior operations management employees of Coltec who are selected for grants of Units by the Compensation Committee. Approximately 15 officers and senior operations management employees of Coltec and its subsidiaries are eligible to participate in the 1994 Incentive Plan. If approved by shareholders, the 1994 Incentive Plan will replace the 1977 Long-Term Performance Plan. SEE Note 1 to the Summary Compensation Table. Amounts paid under the 1994 Incentive Plan are generally intended to qualify as "performance-based compensation" which is excluded from the $1 million limit on deductible compensation set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). SEE "Stock Option and Compensation Committee Report on Executive Compensation."

    The value of each Unit is determined on the basis of Coltec's cumulative operating profit measured over a three-year performance cycle. Operating profit for each fiscal year in a performance cycle is generally defined as the net earnings of Coltec and its consolidated subsidiaries, plus interest expense and provisions for income taxes, minus interest income and excluding nonrecurring items, extraordinary items, accounting principle changes and discontinued operations (as such terms are defined under United States generally accepted accounting principles).

    For each three-year performance cycle, the threshold target for cumulative operating profit is $600 million. If that target is achieved, each Unit will have an award value of $36.00 (for the performance cycle beginning January 1, 1994) (the "1994 Cycle") and $12.00 (for each performance cycle beginning after
1994). The award value of each Unit granted for a performance cycle will increase by $.10 (with respect to the 1994 Cycle) and by $0.333 (with respect to later cycles) for each $1 million that cumulative operating profit for the award cycle exceeds $600 million. There is no maximum limit on the award value which may be earned for a Unit. No amounts are payable for a Unit if cumulative operating profit for the performance cycle is less than $600 million.

    The 1994 Incentive Plan provides that no more than 300,000 Units may be awarded for any performance cycle, and that no more than 50,000 Units may be awarded to any participant for a given cycle. The 1994 Incentive Plan is administered by the Compensation Committee which has responsibility for the selection of participants, for construing the terms of the 1994 Incentive Plan and for certifying that the targets for each performance cycle have been achieved. Under the terms of the 1994 Incentive Plan, the Compensation Committee also has the discretion to adjust the targets for operating profit prior to the inception of a performance cycle or to adjust the targets after the inception of a cycle to take into account extraordinary corporate transactions.

    The award value earned in respect of Units is generally payable following the press release announcing Coltec's unaudited annual financial results for the last fiscal year in the applicable performance cycle. Two-thirds of the award value of the Units will generally be paid in cash; and one-third of such award value will be paid in shares of Common Stock (the "Restricted Shares"). The 1994 Incentive Plan permits participants to elect, prior to the start of the third year of a performance cycle, to have some or all of the portion of the award value that would otherwise be paid in cash, be paid in Restricted Shares. As an incentive to encourage participants to make share elections, the 1994 Incentive Plan increases by 15% the number of Restricted Shares which would otherwise have been awarded to a participant in lieu of the foregone cash payment. The 1994 Incentive Plan limits the number of Restricted Shares that may be awarded in any calendar year to .5% (1% for 1997) of the number of shares of Common Stock issued and outstanding on January 1 of such year.

    Performance Units are forfeited if a participant's employment ends for any reason other than death, disability or retirement. In the event a participant's employment ends as a result of death, disability or retirement, a pro rata portion of the award value will generally be paid to the participant (or, in the event of death, the participant's beneficiary) following the completion of the performance cycle (although, in appropriate circumstances, the Compensation Committee may accelerate the payment in settlement of these outstanding Units).

    Restricted Shares awarded in payment of Units vest in one-third increments on each of the first through third anniversaries of the end of the applicable performance cycle. Unvested Restricted Shares are forfeited if a participant's employment ends for any reason other than death, disability or retirement. Subject to certain limited exceptions set forth in the 1994 Incentive Plan, a participant will be fully vested in all Restricted Shares in the event the participant's employment ends as a result of death, disability or retirement.

                               NEW PLAN BENEFITS
                              1994 INCENTIVE PLAN

                         NUMBER OF UNITS
                             FOR 1994
                           PERFORMANCE
NAME AND POSITION             CYCLE*
- - -----------------------------------------
Mr. Margolis.............       35,000
  Chairman of the Board
   and Chief Executive
   Officer
Mr. Guffey...............       25,000
  President and Chief
   Operating Officer
Mr. diBuono..............       10,000
  Executive Vice
   President, Chief Legal
   Officer and Secretary
All Current Executive
 Officers as a Group.....      113,000
All Employees (other than
 executive officers).....            0

- - ------------------------
* Awards for performance cycles beginning after 1994 have not yet been determined.

                PROPOSAL 3 -- APPROVAL OF AMENDMENT TO THE 1992
                        STOCK OPTION AND INCENTIVE PLAN

    On January 12, 1994, the Board of Directors authorized an amendment to the 1992 Stock Option and Incentive Plan (the "1992 Stock Plan") to increase the number of shares of Common Stock that may be issued under the 1992 Stock Plan from 3,000,000 to 7,360,000. The amendment further provides that no employee may be awarded in any 36-month period beginning on or after January 1, 1994, options or stock appreciation rights in excess of 15% of the number of shares of Common Stock which are authorized for awards under the 1992 Stock Plan immediately after the 1994 annual meeting of shareholders. Both changes are subject to the approval of the amendment to the 1992 Stock Plan by the shareholders of Coltec at the 1994 annual meeting of shareholders. The full text of the amendment is attached to this proxy statement as Exhibit B.

    The shareholders of Coltec are asked to consider and act upon the matter approving the amendment to the 1992 Stock Plan. Approval of this Proposal 3 will require the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting (assuming a quorum is present). The Board of Directors recommends approval of this Proposal 3. All proxies will be voted in accordance with the instructions contained thereon. If no specific instructions are given, the persons named as proxies in the accompanying form will vote FOR Proposal 3.

    DESCRIPTION OF THE 1992 STOCK PLAN. The summary of the 1992 Stock Plan which follows is not intended to be complete and is qualified in its entirety by reference to the text of the 1992 Stock Plan which was filed as Exhibit 10.24 to Coltec's 1991 Form 10-K.

    The 1992 Stock Plan is administered by the Compensation Committee. The Compensation Committee has authority under the 1992 Stock Plan to adopt rules and regulations with respect thereto, to select the employees to whom awards will be made, to determine the nature and size of each award and to interpret, construe and implement the 1992 Stock Plan. Approximately 250 employees of Coltec and its subsidiaries are eligible to participate in the 1992 Stock Plan.

    The 1992 Stock Plan provides for grants of stock options, restricted shares, incentive stock rights, stock appreciation rights and dividend equivalents, the making of loans to participants to accomplish the purposes of the 1992 Stock Option Plan and other equity incentive awards established under the plan. The number of stock options, restricted shares, incentive stock rights, stock appreciation rights, dividend equivalents or other incentive benefits granted to any individual, the periods during which they vest or otherwise become exercisable or remain outstanding, and the other terms and conditions with respect to awards under the 1992 Stock Plan are set by the Compensation Committee.

    Shares issued under the 1992 Stock Plan may be in whole or in part, as the Compensation Committee shall from time to time determine, authorized and unissued shares or issued shares that may have been reacquired by Coltec. The closing price on the New York Stock Exchange Composite Tape for a share of Common Stock on May 3, 1994 was $18.75 per share.

    Awards under the 1992 Stock Plan may be made only to salaried employees who are officers or who are employed in an executive, administrative, operations, sales or professional capacity by Coltec or its subsidiaries or to those other employees with potential to contribute to the future success of Coltec or its subsidiaries. Such awards may be made to a director of Coltec provided that the director is also an officer or salaried employee of Coltec or a subsidiary thereof.

    The 1992 Stock Plan provides for equitable adjustments with respect to awards made thereunder upon the occurrence of any increase in, decrease in or exchange of the outstanding shares of Common Stock through merger, consolidation, recapitalization, reclassification, stock split, stock dividend or similar capital adjustment. In addition, the 1992 Stock Plan allows the Compensation Committee, in the event of a Change in Control (as defined in the 1992 Stock Plan), to protect the holders of awards granted under the 1992 Stock Plan by taking certain actions which it deems equitable and in the best interests of Coltec.

    Grants  under  the  1992  Stock  Plan  are  authorized  by  the Compensation
Committee in its sole discretion. For this reason it is not possible to determine the benefits or amounts that will be received by any particular employees or group of employees in the future.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a discussion of certain federal income tax consequences of the issuance and exercise of stock options under the 1992 Stock Plan to the recipient and to Coltec. The discussion does not purport to be complete and does not cover, among other things, the state and local tax consequences in connection with the grant and exercise of options.

    In general, an optionee will not be subject to tax at the time a nonqualified stock option is granted. Upon exercise of a nonqualified stock option, the optionee generally must include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the Common Stock at the time of exercise over the exercise price, and will have a tax basis in such shares equal to the cash paid upon exercise plus the amount taxable as ordinary income to the optionee. In addition, special rules apply under the Code which may delay the recognition of income upon exercise of nonqualified stock options by executive officers who are subject to the reporting rules under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and would be subject to liability under Section 16(b) of the Exchange Act.

    Coltec generally will be entitled to a deduction in the amount of an optionee's ordinary income at the time such income is recognized by the optionee upon the exercise of a nonqualified stock option. Income and payroll taxes are required to be withheld on the amount of ordinary income resulting from the exercise of a nonqualified stock option.

    No taxable income will be realized by an option holder upon the grant or exercise of an incentive stock option. If shares are issued to an option holder pursuant to the exercise of an incentive stock option granted under the 1992 Stock Plan and if a disqualifying disposition of such shares is not made by such option holder (i.e., no disposition is made within two years after the date of grant or within one year after the receipt of such shares by such option holder), then (i) upon sale of such shares, any amount realized in excess of the exercise price of the incentive stock option will be taxed to such option holder as a long-term capital gain and any loss sustained will be a long-term capital loss and (ii) no deduction will be allowed to Coltec. However, if shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (x) the option holder will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price thereof, and
(y) Coltec will be entitled to deduct an amount equal to such income. Any additional gain recognized by the option holder upon a disposition of such shares prior to the expiration of the holding period described above will be taxed as a short-term or long-term capital gain, as the case may be, and will not result in any deduction by Coltec.

    The amount by which the fair market value of the Common Stock on the exercise date of an incentive stock option exceeds the exercise price generally will constitute an item which increases the option holder's "alternative minimum taxable income".

    PROPOSAL 4 -- APPROVAL OF THE AMENDED AND RESTATED ANNUAL INCENTIVE PLAN

    On March 15, 1994, the Compensation Committee and the Board of Directors adopted an amended and restated version of the Coltec Annual Incentive Plan (the "Annual Incentive Plan"), subject to the approval of the Annual Incentive Plan by the shareholders of Coltec at the 1994 annual meeting of shareholders. The shareholders of Coltec are asked to consider and act upon the matter of approving the Annual Incentive Plan. Approval of this Proposal 4 will require the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting (assuming a quorum is present). The Board of Directors recommends approval of this Proposal 4. All proxies will be voted in accordance with the instructions contained thereon. If no specific instructions are given, the persons named as proxies in the accompanying form will vote FOR Proposal 4.

    DESCRIPTION OF THE ANNUAL INCENTIVE PLAN. The summary of the Annual Incentive Plan which follows is not intended to be complete and is qualified in its entirety by reference to the text of the Annual Incentive Plan which is attached to this Proxy Statement as Exhibit C.

    The Annual Incentive Plan is an amended and restated version of the prior Coltec annual incentive plan which was previously approved by the shareholders of Coltec in 1965 and, as amended, in 1986. The principal purpose of the amended and restated version of the Annual Incentive Plan is to permit amounts paid under the plan to qualify as performance-based compensation which is deductible for federal income tax purposes. Under recently enacted federal tax law changes, a public company is generally precluded from deducting annual compensation in excess of $1 million that is paid to an executive officer named in the summary compensation table of the proxy statement for that year unless, among other things, the compensation qualifies as performance-based compensation. Amounts paid under the amended and restated Annual Incentive Plan are generally intended to qualify as performance-based compensation, which is excluded from the $1 million limit on deductible compensation. SEE "Stock Option and Compensation Committee Report on Executive Compensation."

    The Annual Incentive Plan provides for an annual bonus pool for cash incentive awards for any year equal to 6% of operating profit of Coltec and its consolidated subsidiaries. For purposes of the Annual Incentive Plan, operating profit is generally defined in the same manner as in the 1994 Long-Term Incentive Plan. SEE Proposal 2 -- Approval of the 1994 Long-Term Incentive Plan. The Annual Incentive Plan provides that no award may be paid to executive officers of Coltec unless operating profit for the year exceeds $100 million and that the two executive officers at the end of such year who have the highest base salary for such year may each receive no more than 20% of the bonus pool for any year. As the bonus pool is determined as a percentage of operating profit, there is no maximum limit on the size of the pool for any year.

    Only officers of Coltec and senior executive employees who are not covered by an annual incentive plan of one of Coltec's divisions or subsidiaries are eligible to participate in the Annual Incentive Plan. Approximately 50 officers and senior executive employees of Coltec and its subsidiaries are eligible to participate in the Annual Incentive Plan. The Annual Incentive Plan is administered by the Compensation Committee, which has discretion under the plan to select plan participants from among the class of eligible persons and, subject to the limits noted above, to determine the amount of the award paid to plan participants. The Compensation Committee may require that the payment of some or all of an award be deferred until a later date or dates specified by the committee.

    Amounts paid under the Annual Incentive Plan (as in effect for 1993) are included in column (d) of the Summary Compensation Table. Amounts payable for 1994 will be determined by the Compensation Committee based on the size of the bonus pool for 1994 and the limits noted above. For these reasons, it is not possible to determine the benefits or amounts that will be received by any particular employees or group of employees in 1994 or later years.

     PROPOSAL 5 -- APPROVAL OF 1994 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

    On March 15, 1994, the Board of Directors adopted the 1994 Stock Option Plan for Outside Directors (the "1994 Directors Option Plan"), subject to the approval of the 1994 Directors Option Plan by the shareholders of Coltec at the 1994 annual meeting of shareholders. The shareholders of Coltec are asked to consider and act upon the matter of approving the 1994 Directors Option Plan. Approval of this Proposal 5 will require the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting (assuming a quorum is present). The Board of Directors recommends approval of this Proposal
5. All proxies will be voted in accordance with the instructions contained thereon. If no specific instructions are given, the persons named as proxies in the accompanying form will vote FOR Proposal 5.

    DESCRIPTION OF THE 1994 DIRECTORS OPTION PLAN. The summary of the 1994 Directors Option Plan which follows is not intended to be complete and is qualified in its entirety by reference to the text of the 1994 Directors Option Plan which is attached to this Proxy Statement as Exhibit D.

    The 1994 Directors Option Plan provides for automatic grants of stock options to each member of the Board of Directors who is not an employee of Coltec or any of its subsidiaries ("Outside Directors"). Each individual elected as an Outside Director at the 1994 annual shareholders meeting (or who is initially elected as a director by the shareholders at an annual or special meeting of shareholders occurring after the 1994 annual meeting) will be granted an option to purchase 10,000 shares of Common Stock (an "Initial Option"). On each subsequent Alternate Re-Election Date, as defined in the 1994 Directors Option Plan, each Outside Director will be granted an additional option to purchase 2,000 shares of Common Stock (a "Subsequent Option"). The date of grant of each Initial or Subsequent Option will be the date of the applicable annual or special meeting. The per share exercise price of each option will be the average closing price of a share of Common Stock as reported on the New York Stock Exchange Composite Trading Tape for the date of grant and the four preceding trading days.

    The Initial Options will vest 20% per year beginning on the first anniversary date of the date of grant. The Subsequent Options will vest 50% per year beginning on the first anniversary date of the date of grant. Each option granted under the 1994 Directors Option Plan will terminate on the tenth anniversary of the date of grant of the option. In the event of an Outside Director's resignation, removal (other than for cause) or termination as a member of the Board, the unvested portion of any option granted to an Outside Director will terminate as of the date of such event, but the vested portion of the option will remain exercisable until the first anniversary of the date of such event. In the event of the removal of the Outside Director from the Board of Directors for cause, the option (including the vested portion thereof) will terminate in its entirety as of the date of such removal.

    The maximum number of shares of Common Stock that may be awarded under the 1994 Directors Option Plan will not exceed 108,000 shares. The 1994 Directors Option Plan is administered by the Chief Executive Officer ("CEO") of Coltec. The CEO has authority under the 1994 Directors Option Plan to interpret, administer and apply the Plan, and to execute and deliver option certificates on behalf of Coltec.

    Subject to certain limitations set forth in the plan document, the Board of Directors has the right to amend or terminate the 1994 Directors Option Plan at any time. Unless earlier terminated by the Board of Directors, the 1994 Directors Option Plan will terminate on July 1, 2004 and no further options under the plan will be awarded after that date.

    If the 1994 Directors Option Plan is approved by the shareholders of Coltec at the 1994 annual shareholders meeting, each Outside Director serving on the Board immediately following the date of such meeting will receive an option to purchase 10,000 shares of Common Stock and will be eligible, in accordance with the terms and provisions of the 1994 Directors Option Plan, for subsequent grants of options to purchase 2,000 shares of Common Stock. No other individuals other than Outside Directors are eligible for grants under the 1994 Directors Option Plan.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The  federal income  tax consequences related  to the grant  and exercise of options to Outside Directors under the 1994 Directors Option Plan are substantially similar to the federal income tax consequences described above with respect to the grant of nonqualified stock options under the 1992 Stock Plan (SEE Proposal 3 -- Certain Federal Income Tax Consequences), except that income and payroll taxes are not required to be withheld by Coltec in connection with the ordinary income recognized by Outside Directors upon exercise of the options.

             PROPOSAL 6 -- RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors has appointed Arthur Andersen & Co., independent public accountants, as the auditors of Coltec, to serve at the pleasure of the Board of Directors for 1994. A member of that firm will be present at the Annual Meeting with the opportunity to make a statement and respond to appropriate questions by shareholders.

    The shareholders of Coltec are asked to consider and act upon the matter of ratifying the appointment of Arthur Andersen & Co. Approval of this Proposal 6 by the shareholders will require the affirmative votes of the holders of a majority of the shares of Common Stock voting at the meeting (assuming a quorum is present). The Board of Directors recommends approval of this Proposal 6. All proxies will be voted in accordance with instructions contained thereon. If no specific instructions are given, the persons named as proxies in the accompanying form will vote FOR Proposal 6.

                                 OTHER MATTERS

    In addition to the use of the mails, proxies may be solicited, at the expense of Coltec, by employees and directors of Coltec personally or by telephone, facsimile transmission, telegram or other means of communication. In addition, Kissel-Blake Inc. has been retained by Coltec as soliciting agent and will be paid a fee of $5,500 by Coltec for this service. Coltec will reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy material to beneficial owners of Common Stock.

    As of the date of this Proxy Statement, management has no knowledge of any business other than that described herein that will be presented for consideration at the meeting. In the event any other business is presented at the meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented at the 1995 Annual Meeting of Shareholders must be received by November 30, 1994, by the Secretary of Coltec (at the address set forth on page one of this Proxy Statement) for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                 ANNUAL REPORTS

    Coltec's 1993 Annual Report to Shareholders, which contains financial statements for the year ended December 31, 1993, accompanies this proxy statement. Coltec's Annual Report on Form 10-K for its fiscal year ended December 31, 1993, will be made available (without exhibits), free of charge, to interested shareholders upon written request to the Secretary of Coltec (at the address set forth on page one of this Proxy Statement).

                                            By order of the Board of Directors
                                                    David I. Margolis
                                                  CHAIRMAN OF THE BOARD
                                               AND CHIEF EXECUTIVE OFFICER

New York, New York
May 25, 1994

                             YOUR VOTE IS IMPORTANT
    TO VOTE YOUR SHARES, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD
       AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

                                                                       EXHIBIT A

                         1994 LONG-TERM INCENTIVE PLAN
                                       OF
                             COLTEC INDUSTRIES INC

                           EFFECTIVE JANUARY 1, 1994
                         (AS ADOPTED JANUARY 12, 1994)

                         1994 LONG-TERM INCENTIVE PLAN
                                       OF
                             COLTEC INDUSTRIES INC

    1. PURPOSE. The purpose of the 1994 Long-Term Incentive Plan of Coltec Industries Inc (the "PLAN") is to benefit and advance the interests of Coltec Industries Inc, a Pennsylvania corporation ("COLTEC"), by rewarding certain officers and key employees of Coltec and its direct and indirect Subsidiaries (collectively, the "COMPANY") for their contributions to the financial success of the Company and thereby motivate them to continue to make such contributions in the future. The Plan provides for grants of Performance Units, the value of which is based upon the achieved level of Cumulative Operating Profit (as hereinafter defined) over the Performance Cycle (as hereinafter defined) applicable to such units. Subject to certain limits and exceptions set forth in the Plan, Performance Units are generally settled by the payment to Participants of a combination of cash and Restricted Stock (as hereinafter defined) equal to the Award Value (as hereinafter defined) of such units following the end of the applicable Performance Cycle.

    2. DEFINED TERMS. For purposes of the Plan, capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in Section 13 hereof.

    3.  ADMINISTRATION OF THE PLAN.

    (a) MEMBERS OF THE COMMITTEE. The Plan shall be administered, and Performance Units shall be granted hereunder, by the Committee, which shall consist of two or more members of the Board, duly appointed by the Board. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and, for periods on and after the date of the first annual meeting of shareholders to occur after July 1, 1994 at which directors are elected, an "outside director" within the meaning of Section 162(m) of the Code.

    (b) AUTHORITY OF THE COMMITTEE. The Committee may adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. Following the end of each Performance Cycle, the Committee shall determine and certify in the manner required by Section 162(m) of the Code the extent to which the Performance Targets applicable to the Performance Cycle have been achieved. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of Coltec, (i) to execute and deliver documents on behalf of the Committee or
(ii) to serve as the designated person or persons to receive notices, elections or other communications to the Committee under the Plan. The determination of such majority shall be final and binding in all matters relating to the Plan, including, without limitation, any grant of Performance Units or any Award under the Plan.

    (c) LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such member's own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In the performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by Coltec's officers, Coltec's accountants, Coltec's legal counsel and any other party that the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

    4. ELIGIBLE PERSONS; DETERMINATION OF GRANTS. Performance Units may be awarded only to officers of Coltec and to senior operations management employees of the Company. The Committee shall have the authority to select the Participants from among such class of eligible persons to whom Performance Units may be granted.

    5.  AGGREGATE AND INDIVIDUAL LIMITS.

    (a) MAXIMUM NUMBER OF PERFORMANCE UNITS AND RESTRICTED SHARES. A maximum of 300,000 Performance Units may be awarded under the Plan for any Performance Cycle. The number of Restricted Shares that may be paid to Participants in any Payment Year shall not exceed 0.5% of the number of issued and outstanding shares of Common Stock on the first day of such Payment Year; PROVIDED, HOWEVER, that 1% shall be substituted for .5% for the Payment Year beginning January 1, 1997. A Performance Unit that is forfeited for a given Performance Cycle may not be subsequently awarded with respect to that Performance Cycle. A Restricted Share that is forfeited under the terms of the Plan may not be subsequently reawarded under the Plan.

    (b)    INDIVIDUAL  LIMIT  ON  PERFORMANCE  UNITS.    The  maximum  number of
Performance Units that may be granted to any Participant for a given Performance Cycle shall not exceed 50,000.

    6.  PERFORMANCE UNITS.

    (a) IN GENERAL. The Committee shall grant Performance Units to eligible persons prior to the inception of the Performance Cycle to which such units relate; PROVIDED, HOWEVER, that, for the Performance Cycle beginning January 1, 1994, the grants may be made at any time prior to March 15, 1994. In the event
(i) a new employee is hired by the Company who is otherwise eligible to participate in the Plan as of the date of hire or (ii) an employee of the Company (whether or not a current Participant in the Plan) is promoted to a more senior position with the Company and is otherwise eligible as of the date of the promotion to participate in the Plan, the Committee may make an interim or supplemental grant of Performance Units to such individual following the inception of a Performance Cycle to which such units relate, subject to the provisions of Section 5 above and to such equitable adjustments as the Committee may deem necessary or advisable to take into account the lapse of time between the start of the Performance Cycle and the date of such interim or supplemental grant. A Participant may receive grants of Performance Units under the Plan for more than one Performance Cycle.

    Performance Units granted under the Plan to a Participant shall be credited to a Performance Unit Account to be maintained for such Participant. With respect to each grant of Performance Units to a Participant, the Performance Unit Account for such Participant shall reflect:

        (i) the number of Performance Units granted;

        (ii) the Performance Cycle with respect to which the Performance Units have been granted;

       (iii) the Performance Targets applicable to such Performance Units;

       (iv) the Award Value to be earned with respect to a Performance Unit if the Performance Targets are achieved; and

        (v) the Award Value Schedule applicable to such Performance Units.

    (b) AWARD CERTIFICATE. At the time of grant of Performance Units under the Plan, the Committee shall notify the Participant of the grant of such Performance Units in the form of an Award Certificate which shall state (i) the number of Performance Units granted, (ii) the principal terms of the grant as enumerated in Section 6(a) above, (iii) that the grant of Performance Units is subject to all of the terms and conditions of the Plan and (iv) such other information and such other terms and conditions as the Committee shall determine to be necessary or advisable.

    (c) THRESHOLD TARGET; PERFORMANCE TARGETS; AND AWARD VALUE SCHEDULE. The Threshold Target, the Performance Targets and Award Value Schedule for a given Performance Cycle shall be the applicable targets and schedule specified in Appendix A to the Plan unless, prior to the inception of a Performance Cycle, the Committee approves a Threshold Target, Performance Target and Award Value Schedule for that Performance Cycle which vary in whole or in part from the targets and schedule set forth in Appendix A. In no event will any Award Value be payable for a Performance Unit granted in respect of a Performance Cycle unless the Threshold Target for the Performance Cycle has been achieved. Unless the Committee determines otherwise, there shall be no upper limit on the amount of Award Value that may be earned with respect to a Performance Unit.

    (d) PAYMENT OF AWARDS APPLICABLE TO PERFORMANCE UNITS. Subject to Sections 6(e), 7 and 8, the Award Value of a Performance Unit granted with respect to such Performance Cycle shall be determined by the Committee as soon as practicable following the end of the Performance Cycle, and a Participant who has been granted Performance Units for the Performance Cycle shall receive an Award from the Company equal to the Award Value as so determined multiplied by the number of Performance Units granted to such Participant for the Performance Cycle. Subject to Section 9 below, such Award shall be paid by the Company to the Participant on (or as soon as practicable following) the Payment Date applicable to the Performance Cycle.

    (e)  FORM OF PAYMENT.   Subject to the provisions  of this Section 6(e)  and
Section 7 below, two-thirds of the Award payable for a Performance Cycle will be paid in cash (including check or bank draft) (the "CASH PORTION") and one-third shall be paid in Restricted Shares (the "SHARE PORTION"). The number of Restricted Shares payable in respect of the Share Portion shall be determined by dividing the dollar value of the Share Portion by the Value of a share of Common Stock on the business day immediately preceding the Payment Date. Any partial Restricted Share resulting from this calculation will be settled in cash. In the event that Coltec is precluded from issuing some or all of the Restricted Shares in settlement of the Share Portion as a result of the limit in Section 5(a) above on the number of Restricted Shares that may be issued under the Plan in any Payment Year, the Committee may elect (i) to pay all Participants a reduced number of Restricted Shares and to settle the remaining amount of the Share Portion that is not paid in Restricted Shares in cash, (ii) to delay the payment of a portion of the Restricted Shares payable to all Participants until January of the next Payment Year or (iii) to take such other action as the Committee deems equitable. Any action taken by the Committee in accordance with the previous sentence shall be applied ratably to all Participants who are entitled to receive a portion of their Award for the applicable Performance Cycle in Restricted Shares in the proportion that the number of Restricted Shares that such Participant would have been entitled to receive if the limit in Section 5(a) of the Plan did not apply bears to the total number of Restricted Shares that would have been awarded to all Participants for such Performance Cycle without regard to such limit. If the Committee elects the alternative described in clause (ii) above and Coltec is precluded in the subsequent Payment Year from paying some or all of the deferred Restricted Shares to a Participant in that year, the Participant shall receive by no later than January 31 of that Payment Year a cash payment equal to the Value (determined as of the last business day in January before the scheduled date of payment) of the deferred Restricted Shares which Coltec is precluded from paying to the Participant.

    (f) ADJUSTMENTS TO AWARD VALUE SCHEDULE OR THE DURATION OF A PERFORMANCE CYCLE. Anything in the Plan to the contrary notwithstanding, in the event of a change in the Fiscal Year of Coltec, the Committee may make such adjustments to the terms and provisions of outstanding grants of Performance Units as the Committee deems necessary or advisable to take into account such change, including, without limitation, (i) adjusting the applicable Award Values, Performance Targets or both, (ii) changing the duration of the affected Performance Cycles, or (iii) providing that any short Fiscal Year occurring in a Performance Cycle (and the Company's Operating Profit attributable to such short Fiscal Year) shall be disregarded for purposes of measuring the duration of the applicable Performance Cycle and the Company's achievement of the Performance Targets related to such Performance Cycle. The Committee shall also have the right to elect at any time prior to the end of a Performance Cycle to terminate such Performance Cycle on 30 days prior written notice to all affected Participants (a "SPECIAL TERMINATION"). In the event of a Special Termination, the Awards payable to Participants in respect of such Performance Cycle shall be paid to Participants at the time and in the manner provided in Sections 6(d) and 6(e) above, but the amount of each such Award shall be determined in accordance with the formula [(X) X (Y)], where "X" equals the Award that would have been payable to a Participant if the Special Termination had not occurred and "Y" equals a fraction (not greater than 1), the numerator of which is the number of days in the Performance Cycle up to and including the date of the Special Termination and the denominator of which is the number of days that would have been in the Performance Cycle if the Special Termination had not occurred. Unless the Committee determines otherwise, a Special Termination shall not affect any Share Elections previously made by Participants.

    (g) ACQUISITIONS AND DISPOSITIONS. Anything in the Plan to the contrary notwithstanding, in the event that (i) the Company makes a material acquisition or divestiture, (ii) the Company materially expands its operations into new businesses or markets, (iii) Coltec merges with or into, or consolidates with, any entity (other than a Subsidiary), (iv) the Company undertakes a recapitalization or reorganization or (v) the Company undertakes any other transaction which substantially affects the Performance Targets applicable to outstanding grants of Performance Units, the Committee may make such equitable adjustments to the terms and provisions of such outstanding grants of Performance Units to take into account such event, including, without limitation, any of the adjustments described in clause (i) or (ii) of the first sentence of Section 6(f) above.

    (h) CANCELLATION OF PERFORMANCE UNITS. Upon payment of an Award in respect of a Performance Unit to a Participant (or the early settlement of Performance Units in the manner provided in Section 7(b) below in the event of the termination of a Participant's employment with the Company as a result of death, Disability or Retirement), the Performance Unit shall terminate and be of no further force and effect.

    7.  TERMINATION OF EMPLOYMENT.

    (a) GENERAL RULE APPLICABLE TO EMPLOYMENT TERMINATIONS. Except as may be provided to the contrary in Section 7(b) below, a Participant who ceases to be employed by the Company shall forfeit as of the date of the Participant's termination or resignation of employment all Performance Units granted to such Participant for which the Payment Date has not occurred.

    (b) EXCEPTION FOR TERMINATIONS OF EMPLOYMENT AS A RESULT OF DEATH, DISABILITY OR RETIREMENT. Notwithstanding Section 7(a) above, unless the Committee determines otherwise, if a Participant's employment with the Company ceases as a result of his death, Disability or Retirement, the Performance Units granted to such Participant shall remain outstanding and the Award Value thereof shall be paid to such Participant (or in the case of the Participant's death, to the Participant's Beneficiary) on (or as soon as practicable after) the Payment Date applicable to the Performance Cycle in the manner provided in Section 6(d) above, except that (i) the Award in respect thereof shall be paid entirely in cash and (ii) such Award shall be determined in accordance with the formula [(X) X (Y)], where "X" equals the Award that would have been payable to a Participant if such termination or resignation of employment had not occurred, and "Y" equals a fraction (not greater than 1), the numerator of which is the number of days in the Performance Cycle up to and including the date of such termination or resignation of employment and the denominator of which is the number of days that would have been in the Performance Cycle if such termination or resignation of employment had not occurred. Notwithstanding the previous sentence, in the event a Participant's employment with the Company ends as a result of death, Disability or Retirement, the Committee may elect to accelerate the settlement of outstanding Performance Units for which the applicable Performance Cycle has not been completed to any date after the Participant's termination of employment with the Company and prior to the last fiscal quarter of the last Fiscal Year in such Performance Cycle. The Committee's decision to accelerate (or not to accelerate) the settlement of outstanding Performance Units with respect to a Performance Cycle shall not be controlling with respect to the Committee's decision with regard to any other Performance Units granted to the affected Participant or to any other Participant. In the event that the Committee elects to accelerate the settlement of outstanding Performance Units as provided herein, the Committee shall calculate the amount payable to the Participant to take into account such factors as the Committee deems appropriate, including, without limitation, (i) the circumstances resulting in the termination or resignation of employment, (ii) a discount to reflect the time value of the early payment, (iii) the period of time during the Performance Cycle during which the Participant was in the employ of the Company and (iv) the Committee's estimate of the likelihood that the

Performance Targets would have been achieved for the Performance Cycle. Any such action by the Committee may be taken without the consent of the Participant or the Participant's Beneficiary, shall be subject to such terms and conditions as the Committee deems appropriate, and shall be final and binding for all purposes of the Plan.

    8.  ELECTION TO RECEIVE ADDITIONAL RESTRICTED SHARES.

    (a) IN GENERAL. Subject to the approval of the Compensation Committee, a Participant may make a Share Election to receive some or all of the Cash Portion of an Award in the form of Restricted Shares (the "ELECTIVE SHARES"); PROVIDED, HOWEVER, that, if Coltec is unable to pay the full amount of the Share Portion to all Participants in any Payment Year as a result of the limit in Section 5(a) above on Restricted Shares that may be issued under the Plan in such Payment Year, then the amount of the Cash Portion subject to the Share Election shall be paid to the Participant in cash in the manner provided in Section 6(e) above and the corresponding Share Election shall be deemed void and of no further force and effect; and PROVIDED FURTHER that, if, after paying the Share Portion for a given Payment Year, Coltec is prohibited by the limit in Section 5(a) above from issuing in such year the full number of Elective Shares for which Share Elections have been made, then the amount of the Cash Portion subject to all such Share Elections shall be reduced ratably (in substantially the same manner as described in Section 6(e) above) until the limit on the number of Restricted Shares that may be issued in the Payment Year is satisfied. The amount of the Cash Portion subject to such reduction described in the previous sentence shall be paid to the Participant in cash in the manner provided in Sections 6(d) and 6(e) above, and the Share Election shall be deemed void and of no further force and effect with respect to the portion so paid. The Committee shall have the authority at any time prior to payment of Elective Shares to a Participant to disallow such Participant's Share Election in whole or in part, and any action by the Committee shall be final and binding on all interested persons. A Share Election shall immediately terminate and be of no further force and effect if a Participant's employment with the Company ends for any reason prior to the payment of the Award subject to the election.

    (b) FORM AND TIMING OF SHARE ELECTIONS. A Share Election with respect to the Award payable for a given Performance Cycle (i) shall be in writing and shall be received by the Committee prior to beginning of the third Fiscal Year in the Performance Cycle to which the election relates, (ii) shall state that it may not be revoked by the Participant after the beginning of the third Fiscal Year of the Performance Cycle to which the election relates without the prior consent of the Committee, and (iii) shall specify the percentage (in multiples of 10%, but not greater than 100%) of the Cash Portion subject to the Election. A Share Election may apply to more than one Performance Cycle and, unless the Committee determines otherwise, may be revoked in writing by a Participant with respect to the Award payable for a given Performance Cycle if the written revocation is delivered to the Committee prior to the beginning of the third Fiscal Year of such Performance Cycle.

    (c) NUMBER OF ELECTIVE SHARES. The number of Elective Shares awarded to a Participant as a result of a Share Election shall be determined by the formula:

       [(W x X) x Z], where
       -------
           Y

       "W" equals the value of the Cash Portion of the Award subject to the Share Election;

       "X" equals the percentage of the Cash Portion specified in the written Share Election form (as such percentage may have been reduced by the Committee in accordance with Section 8(a) above);

       "Y" equals the Value of a share of Common Stock on the business day prior to the Payment Date applicable to the Award; and

       "Z" equals 1.15.

    Any partial Elective Share resulting from this formula shall be rounded to the next nearest whole number (with .50 being rounded down to the next lowest whole number).

    (d)  DELIVERY  OF ELECTIVE SHARES.   Elective  Shares shall be  paid to  the
Participant at the same time as the balance of the Award for the applicable Performance Cycle is paid to the Participant.

    9.  RESTRICTED SHARES.

    (a)  VESTING.  The Restricted Shares awarded to a Participant (whether under
Section 6(e) or 8 above) shall vest and become nonforfeitable in accordance with the following vesting schedule:

     ANNIVERSARY OF THE FIRST
     JANUARY 1ST FOLLOWING THE
       END OF THE APPLICABLE          CUMULATIVE PERCENT
     PERFORMANCE CYCLE VESTED               VESTED
- - -----------------------------------   ------------------
First                                        33 1/3
Second                                       66 2/3
Third                                       100

    Any partially vested Restricted Share resulting from the schedule above shall be rounded to the next nearest whole number (with .50 being rounded down to the next lowest whole number). Notwithstanding the foregoing, a Participant shall be 100% vested in his Restricted Shares (including his then nonvested Elective Shares) if his employment with the Company ends as a result of his death, Disability or Normal Retirement. If a Participant's employment with the Company ends as a result of Early Retirement, then the Participant will be 100% vested in his Restricted Shares (other than his then nonvested Incremental Elective Shares), and will forfeit, unless the Committee determines otherwise, all nonvested Incremental Elective Shares as of the date of such Early Retirement. If a Participant's employment with the Company ends for any reason other than a reason specified in the two preceding sentences, then, unless the Committee determines otherwise, the Participant will forfeit all nonvested Restricted Shares as of the date of his termination or resignation of employment.

    (b) DELIVERY AND OWNERSHIP OF RESTRICTED SHARES. A Participant shall be the beneficial owner of the Restricted Shares granted to him under the Plan and, except for the risk of forfeiture noted above and the restrictions on transfer described below (which risk of forfeiture and restrictions may apply to any dividends, distributions or other rights related to such Restricted Shares, as determined by the Committee), a Participant shall be entitled to all rights of ownership, including, without limitation, the right (i) to vote such Restricted Shares and (ii) to receive cash or stock dividends thereon. Upon the request of a Participant, Coltec shall deliver to the person or persons designated by the Participant certificate(s) representing those Restricted Shares which have vested. The certificates so delivered may contain such legends as the Committee determines to be necessary or advisable. Until such time as a Participant makes a valid disposition of his vested Restricted Shares or requests delivery of the vested Restricted Shares in accordance with the previous sentence, the Company shall maintain possession of the certificates representing the vested Restricted Shares.

    (c) RESTRICTION ON TRANSFER. Prior to the vesting of the Restricted Shares as provided in Section 9(a) above, none of the Restricted Shares may be sold, assigned, exchanged, transferred, pledged, hypothecated, mortgaged, or otherwise disposed of or encumbered, directly or indirectly, whether or not for value, and whether or not voluntarily, except that the Participant shall be entitled to designate a Beneficiary to receive his Restricted Shares, if any, in the event of the Participant's death.

    (d) COMPLIANCE WITH LAW. As a condition to the delivery of Restricted Shares to a Participant, Coltec may require the Participant (i) to furnish evidence satisfactory to Coltec (including a written and signed representation letter) to the effect that all such Restricted Shares are being acquired for investment only and not for resale or distribution, (ii) to agree that all such Restricted Shares shall only be sold by the Participant following registration under the Securities Act or pursuant to an exemption therefrom and (iii) that, following the vesting of the Restricted Shares, any subsequent sale, assignment, transfer, pledge, mortgage, encumbrance or other disposition, directly or indirectly, whether or not for value, and whether or not voluntarily, of such Restricted Shares shall be made in compliance with any applicable Federal or state securities laws and the rules or regulations of any exchange or automated quotation system on which the Common Stock is listed.

    10.  MISCELLANEOUS PROVISIONS.

    (a) RESTRICTIONS ON TRANSFER. The rights of a Participant with respect to Performance Units may not be assigned or transferred, otherwise than by will or by the laws of descent and distribution, except that the Participant shall be entitled to designate the Beneficiary to receive payments, if any, under the Plan in the event of the Participant's death.

    (b) NO RIGHTS TO GRANTS OR CONTINUED EMPLOYMENT. No employees of the Company or other person shall have any claim or right to be granted Performance Units under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company.

    (c) SHAREHOLDER RIGHTS. Except as expressly provided in Section 9(b) above, the grant of Performance Units under the Plan shall not entitle a Participant or Beneficiary thereof to any dividend or distribution rights, any voting rights or any other rights of a shareholder with respect to the Common Stock.

    (d) TAX WITHHOLDING AND TAX ELECTION. The Company shall have the right to withhold any amounts required by Federal, state or local law to be withheld in connection with the payment of an Award or the vesting or delivery of Restricted Shares. The Committee may, as a condition to the delivery of Restricted Shares to a Participant, require the Participant to agree to make (or to refrain from making) an election with respect to such Restricted Shares under Section 83(b) of the Code. If the Committee so determines, Participants will have the right to elect to have a portion of the Restricted Shares awarded to them delivered to the Company to satisfy any Federal, state or local tax liability incurred by them in connection with the vesting of such shares. Any such election by a Participant shall be subject to the approval of the Committee and shall be made in accordance with the procedures established by the Committee from time to time.

    (e) NO FUNDING OF THE PLAN. The Plan shall not be funded, the Company shall not be required to segregate any funds representing Performance Units awarded to Participants or amounts payable to any Participant in respect of any Award, and nothing in the Plan should be construed as providing for such segregation. A Participant's rights to payment under the Plan shall be those of a general creditor of the Company.

    (f) NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES. The Plan shall not affect in any way the right or power of Coltec or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    (g) HEADINGS. The headings of Sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

    (h) GOVERNING LAW. The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of New York.

    11. AMENDMENTS AND TERMINATION. The Board may at any time alter, amend, suspend or terminate the Plan in whole or in part. No termination or amendment of the Plan may, without the consent of the Participant to whom any Performance Units shall previously have been granted, adversely affect the rights of such Participant in such Performance Units; PROVIDED, HOWEVER, that nothing in this Plan shall limit the right of the Committee in accordance with Section 6(f) above to terminate as of any date selected by the Committee the Performance Cycles then in effect.

    12. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of January 1, 1994, subject to the approval of the Plan by the shareholders of Coltec at the first annual meeting of shareholders to be held after the Effective Date. If the Plan is not approved by the shareholders of Coltec at such annual meeting, the Plan and any grants of Performance Units made under the Plan on or prior to the date of such annual meeting shall be void AB INITIO and of no further force and effect.

    13.  DEFINITIONS.
    AWARD: the payment made to a Participant, pursuant to Sections 6(d), 6(f), 7(b) and 8 of the Plan in respect of the Participant's Performance Units following the end of a Performance Cycle. An Award for a given Performance Cycle shall include the Cash Portion, the Share Portion and any applicable Elective Shares.

    AWARD CERTIFICATE: the certificate from Coltec to the Participant notifying the Participant in accordance with Section 6(b) of the terms and conditions of a grant of Performance Units under the Plan.

    AWARD VALUE: the amount payable in respect of a Performance Unit, determined by the Committee on the basis of the Award Value Schedule and the extent to which the Performance Targets applicable to such Performance Unit has been achieved over the Performance Cycle.

    AWARD VALUE SCHEDULE: the schedule determined by the Committee in accordance with Section 6(c) of the Plan which specifies the Award Value of a Performance Unit based on the achievement of the Performance Targets over a Performance Cycle. Subject to Section 6(c) above, the Award Value Schedule for each Performance Cycle is attached as Appendix A.

    BENEFICIARY: the person designated in writing from time to time by the Participant on a form specified by the Committee for this purpose to receive payments, if any, under the Plan in the event of such Participant's death or, if no such person has been designated, the Participant's estate; PROVIDED, HOWEVER, no written Beneficiary designation shall be effective unless it is received by the Company prior to the date of death of the Participant.

    BOARD:  the Board of Directors of Coltec.

    CASH PORTION: the portion of the Award for a Performance Cycle paid in cash in accordance with Section 6(e).

    CODE:   the Internal  Revenue Code of  1986, as amended,  and the applicable rulings and regulations thereunder.

    COLTEC:  Coltec Industries Inc.

    COMPANY:  Coltec and its Subsidiaries.

    COMMITTEE:  the Stock Option and Compensation Committee of the Board.

    COMMON STOCK:  the common stock, par value $0.01 per share, of Coltec.

    CUMULATIVE OPERATING  PROFIT:   the sum  of the  Operating Profit  for  each
Fiscal Year in a Performance Cycle.

    DISABILITY: illness or incapacity as a result of which the Participant is entitled to receive, and actually receives, payments under the long-term disability policy of the Company applicable to the Participant at the time of the participant's termination of employment. All determinations as to the date and extent of disability of any Participant shall be made by the Committee, upon the basis of such evidence as the Committee deems necessary and desirable.

    EARLY RETIREMENT: resignation or termination of employment after attainment of an age required for payment of an immediate pension pursuant to the terms of the qualified defined benefit pension plan of the Company in which the Participant participates; PROVIDED, HOWEVER, that no resignation prior to a Participant's 55th birthday or which qualifies as a Normal Retirement shall be deemed an Early Retirement.

    ELECTIVE SHARES: Restricted Shares (including Incremental Elective Shares) awarded to a Participant as a result of a Share Election made in accordance with
Section 8 above.

    EXCHANGE ACT:   the Securities  Exchange Act of  1934, as  amended, and  the applicable rulings and regulations thereunder.

    FISCAL YEAR: the fiscal year of Coltec as determined by the Board from time to time. As of the Effective Date, the Fiscal Year is the calendar year.

    INCREMENTAL ELECTIVE SHARES: that number of the Elective Shares granted to a Participant as a result of a Share Election equal to the difference which results from subtracting "A" from "B", where "A" equals the number of Elective Shares that would have been granted to the Participant in connection with such Share Election if "Z" in the formula set forth in Section 8(c) above were equal to 1, and "B" equals the total number of Elective Shares actually granted to the Participant in connection with such Share Election. For purposes of Section 9(a) above, the Incremental Elective Shares shall vest ratably on each applicable vesting date.

    NORMAL RETIREMENT: resignation or termination of employment after attainment of an age required for payment of an immediate pension pursuant to the terms of the qualified defined benefit pension plan of the Company in which the Participant participates; PROVIDED, HOWEVER, that no resignation or termination prior to a Participant's 65th birthday shall be deemed a Normal Retirement unless the Committee so determines in its sole discretion.

    OPERATING PROFIT: with respect to any full Fiscal Year, the net earnings of Coltec and its consolidated subsidiaries, plus interest expense and provisions for income taxes, minus interest income and excluding nonrecurring items, extraordinary items, accounting principle changes and discontinued operations (as such terms are defined under United States generally accepted accounting principles ("GAAP") as in effect from time to time) in such Fiscal Year, as determined by the Committee from the Consolidated Statement of Earnings of Coltec and its consolidated subsidiaries for such Fiscal Year reported on by Coltec's independent public accountants and after taking account of accruals for such year with respect to then outstanding Performance Units. Nonrecurring items are material events or transactions that are unusual in nature or occur infrequently. Accounting principle changes result from the adoption of GAAP different from the GAAP at the start of a Performance Cycle.

    PARTICIPANTS: the individuals selected by the Committee from the group of eligible persons specified in Section 4 for a grant of Performance Units under the Plan.

    PAYMENT DATE: with respect to a Performance Cycle, the tenth business day following the press release announcing the Company's unaudited annual financial results for the last Fiscal Year of such Performance Cycle.

    PAYMENT YEAR: the calendar year in which the Payment Date applicable to a Performance Cycle occurs.

    PERFORMANCE CYCLE: subject to Section 6(f) above, a period of 3 consecutive Fiscal Years, as designated by the Committee pursuant to Section 7(b) of the Plan. Subject to Section 12 above, the first Performance Cycle under the Plan shall commence on January 1, 1994.

    PERFORMANCE TARGETS: the goals for Cumulative Operating Profit established by the Committee for a given Performance Cycle.

    PERFORMANCE UNIT: a contractual right to receive Award Value based on the realization of the Performance Targets for a given Performance Cycle, subject to such terms and conditions of the Plan and the Award Certificate.

    PERFORMANCE UNIT ACCOUNT: the account established in respect of the grant of Performance Units to a Participant in accordance with Section 6(a) above.

    RESTRICTED SHARE:    a  forfeitable  share of  Common  Stock  granted  to  a
Participant in accordance with Section 6(e) or 8 above.

    RETIREMENT:  Early Retirement or Normal Retirement.

    SECURITIES ACT: the Securities Act of 1933, as amended, and the applicable rulings and regulations thereunder.

    SHARE ELECTION: an election by a Participant in accordance with Section 8 above to receive a percentage of the Cash Portion of an Award in Restricted Shares.

    SHARE PORTION: the portion of the Award for a Performance Cycle paid in Restricted Shares in accordance with Section 6(e).

    SUBSIDIARY: any corporation of which 50% or more of the issued and outstanding voting securities are beneficially owned by Coltec. For purposes of this definition and the other provisions of the Plan, "beneficial ownership" shall be determined in accordance with Section 13(d) of the Exchange Act.

    THRESHOLD TARGET: the minimum Performance Target which must be achieved in order for an Award to be paid in respect of a Performance Unit. Subject to
Section 6(c) above, the Threshold Target for each Performance Cycle will be Cumulative Operating Profit of $600 million.

    VALUE: the "Value" of a share of Common Stock on a given date shall be the average closing price of a share of Common Stock on such national securities exchange as may be designated by the Committee or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid price per share of Common Stock on such automated quotation system or, in the event that the Common Stock is not quoted on any such system, the average of the closing bid prices per share of Common Stock as furnished by a professional marketmaker making a market in the Common Stock designated by the Committee (the "AVERAGE CLOSING PRICE"), for the 30-day period ending on such date. The Average Closing Price of a share of Common Stock shall be determined by dividing (X) by (Y), where (X) shall equal the sum of the closing prices for the Common Stock on each day that the Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period, and (Y) shall equal the number of days on which the Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period.

                                   APPENDIX A
                             AWARD VALUE SCHEDULES
                          THREE-YEAR PERFORMANCE CYCLE
                           BEGINNING JANUARY 1, 1994

 PERFORMANCE TARGETS FOR CUMULATIVE OPERATING PROFIT                         AWARD VALUE
- - ------------------------------------------------------  ------------------------------------------------------
Less than $600 million*                                 $ 0.00
$600 million                                            $36.00
Over $600 million                                       $36.00 plus $0.10 for each $1 million over $600
                                                        million

- - ------------------------
* Threshold Target

                         THREE-YEAR PERFORMANCE CYCLES
                       BEGINNING AFTER DECEMBER 31, 1994

 PERFORMANCE TARGETS FOR CUMULATIVE OPERATING PROFIT                         AWARD VALUE
- - ------------------------------------------------------  ------------------------------------------------------
Less than $600 million*                                 $ 0.00
$600 million                                            $12.00
Over $600 million                                       $12.00 plus $0.0333 for each $1 million over $600
                                                        million

- - ------------------------
* Threshold Target

                                                                       EXHIBIT B

                                AMENDMENT NO. 1
                                     TO THE
                             COLTEC INDUSTRIES INC
                      1992 STOCK OPTION AND INCENTIVE PLAN

    1.    The first  sentence of  Section 4.    SHARES OF  STOCK SUBJECT  TO THE
PLAN.  is hereby amended to read as follows:

        "The number of shares of Common Stock under the Plan that may be issued pursuant to Incentive Stock Rights, Stock Options (including any Stock Options granted pursuant to Section 12(b) hereof), Stock Appreciation Rights and Restricted Stock grants shall not exceed in the aggregate, 7,360,000 shares of Common Stock."

    2. Section 7. ADMINISTRATION OF THE PLAN. is hereby amended by adding the following at the end thereof:

         "No employee may be granted Stock Options or Stock Appreciation Rights under the Plan in any thirty-six month period beginning on or after January 1, 1994 with respect to a number of shares of Common Stock which is in excess of fifteen percent (15%) of the total number of shares of Common Stock authorized to be issued pursuant to the Plan immediately following the date of the annual meeting of shareholders in 1994."

                                                                       EXHIBIT C

                             ANNUAL INCENTIVE PLAN
                 FOR CERTAIN EMPLOYEES OF COLTEC INDUSTRIES INC
                              AND ITS SUBSIDIARIES
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1994)

1.  PURPOSE OF THE PLAN.

    The purpose of this Annual Incentive Plan (the "PLAN") is to provide an incentive and reward to employees of Coltec Industries Inc (the "CORPORATION") and its subsidiaries who are in a position to make substantial contributions to the management, growth and success of the business by making such employees participants in the profits from the business through the medium of incentive awards.

2.  ADMINISTRATION OF THE PLAN.

    (a) This Plan shall be administered by a committee which shall consist of not less than two members of the Board of Directors of the Corporation and shall be designated the Stock Option and Compensation Committee of the Board of Directors (the "COMMITTEE"). Each member of the Committee shall be a "DISINTERESTED PERSON" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and, for periods on and after the date of the first annual meeting of shareholders to occur after July 1, 1994 at which directors are elected, an "OUTSIDE DIRECTOR" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE"). The Committee shall be appointed by the Board of Directors, which may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Board of Directors shall also designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee) and may make such rules and regulations for the conduct of its business as it shall deem advisable. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee. Service on the Committee shall constitute service as a director of the Corporation so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Corporation pursuant to its By-laws.

    (b) The Committee is authorized to interpret this Plan and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem best. Decisions of the Committee shall be final, conclusive and binding upon all parties, including the Corporation, the shareholders and the employees, except that the Committee shall rely upon the amount of Operating Profit (as hereinafter defined) which the independent public accountants of the Corporation determine and report for each year.

3.  PLAN LIMIT.

    No awards to Executive Officers shall be made under this Plan for any year unless Operating Profit for such year exceeds $100 million (the "THRESHOLD TARGET").

4.  MAXIMUM AMOUNT AVAILABLE FOR INCENTIVE AWARDS UNDER THE PLAN FOR ANY YEAR.

    (a) The maximum amount available for incentive awards under this Plan for any year (the "BONUS POOL") shall be six percent of Operating Profit.

    (b) The maximum amount that may be paid to a Named Executive (as hereinafter defined) under the Plan for any year shall not exceed 20% of the Bonus Pool for such year (the "NAMED

EXECUTIVE LIMIT"). For purposes of the previous sentence, a "NAMED EXECUTIVE" for a given year refers to each of the two executive officers at the end of such year who have the highest annual base salary for such year as compared to all other executive officers of the Corporation at the end of such year.

5.  DEFINITIONS.
    (a) The term "OPERATING PROFIT" as used herein shall mean, for each year, the net earnings of the Corporation and its consolidated subsidiaries, plus interest expense and provisions for income taxes, minus interest income and excluding nonrecurring items, extraordinary items, accounting principle changes and discontinued operations (as such terms are defined under United States generally accepted accounting principles ("GAAP") as in effect from time to time) in such year, as determined from the Consolidated Statement of Earnings of the Corporation and its consolidated subsidiaries for such year reported on by the Corporation's independent public accountants, less the amount of any provision for awards under this Plan or any other incentive plan or arrangement of the Corporation or any subsidiary (if not previously deducted in computing Operating Profit) for such year, plus the amount of any deferred award under this Plan which shall have become forfeited during such year (if not previously included in computing Operating Profit) which was deducted in computing Operating Profit for any prior year. Nonrecurring items are material events or transactions that are unusual in nature or occur infrequently. Accounting principle changes result from the adoption of GAAP different from the GAAP at the start of a year.

    (b) The term "EXECUTIVE OFFICERS" shall mean all officers of the Corporation, but shall not include assistant officers.

6.  PARTICIPATION IN THE PLAN.
    (a) Participation in this Plan for each year shall be limited to those employees of the Corporation and its subsidiaries who, in the opinion of the Committee, are in a position to influence the overall success of the Corporation and who are selected by the Committee.

    (b) The term "EMPLOYEES" shall include officers as well as other senior executives of the Corporation and its subsidiaries who are not covered by an annual bonus plan of one of the Corporation's divisions or subsidiaries, and shall include directors who are also employees of the Corporation or a subsidiary. The term "SUBSIDIARY" as used in this Section 6(b) shall mean any subsidiary of the Corporation which is designated by the Committee as a participating subsidiary for purposes of this Plan.

7.  DETERMINATION OF INCENTIVE AWARDS.
    (a) As promptly as practicable after the close of each year, the independent public accountants of the Corporation shall determine the Operating Profit for such year and report the amount thereof to the Committee.

    (b) The Committee may make awards for each year totaling any amount not greater than the amount of the Bonus Pool for such year; PROVIDED that, with respect to awards to Executive Officers, the Threshold Target has been achieved; and PROVIDED FURTHER that the maximum amount of the award to any Named Executive shall not exceed the Named Executive Limit for such year specified in Section 4(b). If a Named Executive's award for a given year is less than the Named Executive Limit for such year, the difference between the amount paid to the Named Executive and the Named Executive Limit shall not be paid or otherwise reallocated under the Plan to any other participants. The Committee shall not be obligated to make awards for the maximum amount available nor to make any awards at all if, in the sole discretion of the Committee, awards are not appropriate in a given year. Any unawarded balance of the maximum amount available for awards in any year shall not be carried forward or made available for awards in any future year.

    (c) The Committee shall have absolute discretion to determine the employees who are to receive awards under this Plan for any year and to determine the amount of such awards. Recommendations as to the employees who are to receive awards under this Plan for any year and as to the amount of such awards may be made to the Committee by the Chief Executive Officer of the Corporation.

    (d) A person whose employment terminates during the year or who is granted a leave of absence during the year may, in the discretion of the Committee and under such rules as the Committee may from time to time prescribe, receive an award with respect to the period of his services during such year.

    (e) The amount determined and reported by the independent public accountants of the Corporation as the Operating Profit for a given year shall be final, conclusive and binding upon all parties, including the Corporation, the shareholders and the employees, notwithstanding any subsequent special item or surplus charge or credit which may be considered applicable in whole or in part to such year; PROVIDED, HOWEVER, that, if the maximum amount determined and reported by the independent public accountants of the Corporation as the Operating Profit for any year shall later be held by final judgment of a court of competent jurisdiction to have been more than the actual Operating Profit for such year, the amounts subsequently available for awards under this Plan shall be reduced by the amount of any excess paid under the Plan as a result of the overstatement of Operating Profit, except that, if the amount awarded for such year was less than the recalculated Bonus Pool for such year, the amount of the reduction in future awards shall be decreased by such difference. Any such overstatement of Operating Profit and resulting excess awards shall be corrected exclusively by adjustment of the amounts subsequently available for awards and not by recourse to any person.

8.  METHOD AND TIME OF PAYMENT OF AWARDS.
    (a) Following the completion of each year, the Committee shall certify the amount of the Bonus Pool in the manner required by Section 162(m) of the Code. Upon final determination of awards for each year by the Committee, the Committee shall have sole authority to determine the method of payment of each award.

    (b)  Awards for any year shall be paid in cash.

    (c) Awards shall be paid in full, as soon as practicable after the end of the year for which the award is made, except that, subject to such rules and regulations as may be adopted by the Committee, the Committee shall have discretion, with respect to any class or classes of employees, to defer, in full or in part, payment of awards, or to defer, in full or in part, payment of awards in specific cases.

    (d) Awards deferred under this Plan shall become payable to the recipient or his beneficiary in such manner, at such time or times (which may be either before or after retirement or other termination of service), and subject to such conditions, as the Committee in its sole discretion shall determine. A person to whom an award has been made shall not have any interest in the cash awarded to him until the cash has been paid to him in accordance with the determination of the Committee.

    Any forfeited deferred awards shall be included in Operating Profit if such forfeited awards have previously been charged against Consolidated Net Income.

9.  OTHER INCENTIVE PLANS.

    Any division or subsidiary of the Corporation may have a separate incentive plan or arrangement for the employees of that division or subsidiary.

    Awards under any such separate incentive plans or arrangements shall not be included in or considered a part of the maximum amount available for awards under this Plan. However, awards made in any division or subsidiary of the Corporation which may heretofore or hereafter have any such separate incentive plan or arrangement shall be deducted from the income of such division or subsidiary before computation of Operating Profit.

10.  MODIFICATION, SUSPENSION OR TERMINATION.

    While it is contemplated that awards will be made annually, the Board of Directors of the Corporation may at any time terminate or from time to time modify or suspend, in whole or in part, and if suspended, may reinstate, any or all of the provisions of this Plan, except that no modification of this Plan by the Board of Directors without the approval of shareholders shall increase the maximum amount available for awards under this Plan for any year or render any member of the Committee eligible for an award under this Plan or under any other incentive plan of the Corporation or any subsidiary.

11.  MISCELLANEOUS.

    In the event of a change in the Corporation's fiscal year, this Plan shall apply, with PRO RATA adjustment in Operating Profit to be applied, for any intermediate period not consisting of twelve months, and shall then apply to each fiscal year following.

    This Plan shall be submitted to the shareholders of the Corporation at the annual meeting of shareholders in 1994, and if approved by the shareholders shall become effective as of January 1, 1994. Any approval of shareholders under this Plan shall require the affirmative vote of the holders of a majority of the outstanding voting stock of the Corporation present in person or by proxy at the meeting and voting on the proposal.

                                                                       EXHIBIT D

                  1994 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                                       OF
                             COLTEC INDUSTRIES INC

                                   ARTICLE I
                                    PURPOSE

    The purpose of the 1994 Stock Option Plan for Outside Directors of Coltec Industries Inc (the "PLAN") is to retain the services of qualified persons who are not employees of the Company to serve as members of the Board of Directors of the Company and to secure for the Company the benefits of the incentives inherent in increased stock ownership by paying such persons a portion of their compensation for such service through the grant of stock options to purchase shares of Common Stock.

                                   ARTICLE II
                                  DEFINITIONS

    "ALTERNATE RE-ELECTION DATE" means any date (i) which is the date of an individual's election as an Outside Director by the shareholders of the Company and (ii) which is either (A) the second annual meeting of shareholders to occur after an individual's initial election as an Outside Director by the shareholders or (B) the second annual meeting of shareholders to occur after any prior Alternate Re-Election Date; PROVIDED, HOWEVER, that no Alternate Re-Election Date shall occur after the Termination Date.

    "BENEFICIARY" means the person or persons designated by an Outside Director to exercise an Option in the event of an Outside Director's death or, if no such person is designated, the Outside Director's estate.

    "BOARD" means the Board of Directors of the Company.

    "COMMON STOCK" means the common stock of the Company, par value $.01 per share.

    "COMPANY" means Coltec Industries Inc, a Pennsylvania corporation.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "FAIR MARKET VALUE" means, with respect to the Common Stock, the average of the closing prices as reported on the New York Stock Exchange Composite Trading Tape for the date of determination and the four preceding trading days.

    "OPTION" means an option to purchase shares of Common Stock granted under the Plan to an Outside Director, and includes the Initial Options and the Subsequent Options.

    "OUTSIDE DIRECTOR" means a member of the Board who is not an employee of the Company or any of its subsidiaries.

    "TERMINATION DATE" means July 1, 2004.

                                  ARTICLE III
                                SHARES AVAILABLE

    Subject to the provisions of Article XII of the Plan, no more than 108,000 shares of Common Stock shall be issued pursuant to the exercise of Options granted under the Plan. If an Option is forfeited or expires without being exercised, the shares of Common Stock subject to the Option shall be available for additional Option grants under the Plan. Either authorized and unissued shares of Common Stock or issued and re-acquired shares of Common Stock may be delivered pursuant to the exercise of Options granted under the Plan.

                                   ARTICLE IV
                                 PARTICIPATION

    All Outside Directors shall participate in the Plan. Grants of Options to purchase Common Stock may be made pursuant to the Plan only to Outside Directors.

                                   ARTICLE V
                               GRANTS OF OPTIONS

    5.01 INITIAL GRANTS. Each individual (i) who is elected as an Outside Director at the 1994 annual meeting of shareholders, or (ii) who is initially elected as an Outside Director to the Board at any annual or special meeting of shareholders held after the 1994 annual meeting of shareholders shall be granted an Option to purchase 10,000 shares of Common Stock, effective as of the date of such individual's election to the Board (the "INITIAL OPTION").

    5.02 PERIODIC GRANTS. Each Outside Director who is reelected to the Board by the shareholders of the Company on an Alternate Re-Election Date shall be awarded, effective as of such date, an additional Option to purchase 2,000 shares of Common Stock (the "SUBSEQUENT OPTION").

                                   ARTICLE VI
                     TERMS AND CONDITIONS OF OPTION GRANTS

    6.01 VESTING. The Initial Options granted to Outside Directors hereunder shall vest in accordance with the following schedule; PROVIDED, HOWEVER, that the Initial Options shall vest on an anniversary date of grant only if the Outside Director is a member of the Board on such date:

   ANNIVERSARY OF            CUMULATIVE
   DATE OF GRANT         PERCENTAGE VESTED
- - --------------------    --------------------
    1                        20
    2                        40
    3                        60
    4                        80
    5                       100

    The Subsequent Options granted to Outside Directors hereunder shall vest in accordance with the following schedule; PROVIDED, HOWEVER, that the Subsequent Options shall vest on an anniversary date of grant only if the Outside Director is a member of the Board on such date:

   ANNIVERSARY OF            CUMULATIVE
   DATE OF GRANT         PERCENTAGE VESTED
- - --------------------    --------------------
    1                        50
    2                       100

    6.02  EXERCISABILITY.   Options  shall not  be exercisable  until they  have
vested in accordance with the vesting schedules set forth in Section 6.01.

    6.03 TERMINATION OF OPTION. Options shall terminate on the tenth anniversary of the date of grant of the Option unless subject to earlier termination in accordance with this Section. In the event of an Outside
Director's resignation, removal or termination as a member of the Board (including any termination by reason of the death of the Outside Director), the unvested portion of any Options granted to such Outside Director hereunder shall terminate as of such date and be of no further force and effect, but the vested portion of such Options shall not terminate and shall be exercisable until the first anniversary of the date of an Outside Director's resignation, removal or termination as a member of the Board. Notwithstanding the previous sentence, in the event the removal of the Outside Director is for "cause," the Options granted to such Outside Director, including any vested portion thereof, shall immediately terminate and cease to be exercisable as of the date of the Outside Director's removal from the Board. Whether an Outside Director has been removed from the Board for "cause" shall be determined in accordance with the By-Laws of the Company.

    6.04 EXERCISE PRICE. The per share exercise price of each Option shall be the Fair Market Value of a share of Common Stock as of the date of grant of the Option.

    6.05 PAYMENT OF OPTION EXERCISE PRICE. An Outside Director may pay the exercise price of an Option by tendering to the Company cash (including a certified check, teller's check or wire transfer of funds), previously owned shares of Common Stock or any combination thereof.

    6.06 CERTIFICATE. The terms and provisions of an Option shall be set forth in an option certificate which shall be delivered to the Outside Director reasonably promptly following the date of grant of the Option.

    6.07 NONTRANSFERABLE. Options shall be nontransferable other than by will or the laws of descent and distribution and, during the life of the Outside Director, such Options shall be exercisable only by the Outside Director; PROVIDED, HOWEVER, that this sentence shall not preclude the Outside Director from designating a Beneficiary who shall be entitled to exercise the Option in the event of the Outside Director's death during the exercise period specified in Section 6.03 above.

                                  ARTICLE VII
                REGISTRATION OF SHARES; LIMITS ON EXERCISABILITY

    7.01 SECURITIES ACT. No Option shall be exercisable and no transfer of the shares of Common Stock underlying such Option (the "UNDERLYING SHARES") may be made to any Outside Director, and any attempt to exercise any Option or to transfer any Underlying Shares to any Outside Director shall be void and of no effect, unless and until (i) a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), has been duly filed and declared effective pertaining to the Underlying Shares and the Underlying Shares have been duly qualified under applicable state securities or blue sky laws or (ii) the Board, in its sole discretion after securing the advice of counsel, determines, or the Outside Director provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws.

    7.02 LIMIT ON EXERCISE. Without limiting the foregoing, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Underlying Shares under any state or federal law or on any securities exchange, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of Options or the delivery or purchase of Underlying Shares, such Options may not be granted or exercised unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. In addition, if at any time the Board shall determine in its discretion that the grant or exercise of Options would violate any securities laws, then such Options may not be granted or exercised until such time as the Board shall determine that such grant or exercise may be effected other than in violation of such laws. Any restrictions imposed on the exercise of Options under this Section 7.02 shall be effective immediately upon notice to the Outside Director.

                                  ARTICLE VIII
                                 EFFECTIVE DATE

    The Plan shall become effective only if approved by the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the 1994 annual meeting of shareholders of the Company. If such shareholder approval is obtained, the effective date of the Plan shall be the date of the 1994 annual meeting of shareholders. In the event shareholder approval is not obtained, the Plan and any prior grant of Options automatically made under the Plan shall be void AB INITIO and of no further force and effect.

                                   ARTICLE IX
                                 ADMINISTRATION

    The Plan shall be administered by the Chief Executive Officer of the Company. All questions of interpretation, administration and application of the Plan shall be determined by the Chief Executive Officer of the Company. The Chief Executive Officer of the Company may authorize any officer of the Company to execute and deliver an option certificate on behalf of the Company to an Outside Director. The Chief Executive Officer shall not be liable for anything whatsoever in connection with the administration of the Plan except for the Chief Executive Officer's own willful misconduct.

                                   ARTICLE X
                           AMENDMENTS AND TERMINATION

    10.01 AMENDMENTS. Subject to Section 10.02 below, the Plan may be altered, amended, suspended or terminated at any time by the Board; PROVIDED, HOWEVER, that in no event may the provisions of the Plan respecting eligibility to participate or the timing or amount of grants be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations thereunder; and PROVIDED, FURTHER, that any amendment which under the requirements of applicable law must be approved by the shareholders of the Company shall not be effective unless and until such shareholder approval has been obtained in compliance with such law; and PROVIDED, FURTHER, that any amendment that must be approved by the shareholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3(c)(2)(ii) under the Exchange Act, or any successor provision, shall not be effective unless and until such shareholder approval has been obtained in compliance with such rule.

    10.02 CONSENTS TO PLAN CHANGES. No termination or amendment of the Plan may, without the consent of the Outside Director, affect any such individual's rights under the provisions of the Plan with respect to awards of Options which were made prior to such action.

    10.03  TERMINATION.   Unless terminated earlier  in accordance with  Section
10.01 above, the Plan shall terminate on, and no further Options may be granted hereunder after, the Termination Date.

                                   ARTICLE XI
                     ADJUSTMENTS AFFECTING THE COMMON STOCK

    In the event of any merger, consolidation, recapitalization, reclassification, stock dividend, distribution of property, special cash dividend or other change in corporate structure affecting the Common Stock, adjustments shall be made by the Board to prevent dilution or enlargement of rights in the number and class of shares of Common Stock granted or authorized to be granted hereunder.

                                  ARTICLE XII
                             NO RIGHT TO REELECTION

    Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's shareholders, nor confer upon any Outside Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

                                  ARTICLE XIII
                                 GOVERNING LAW

    The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Pennsylvania.

                                  ARTICLE XIV
                       NO RESTRICTION ON RIGHT OF COMPANY
                          TO EFFECT CORPORATE CHANGES

    The Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                                   ARTICLE XV
                                 MISCELLANEOUS

    15.01     EXPENSES.    All  expenses   and  costs  in  connection  with  the
administration of the Plan or the issuance of Options hereunder shall be borne by the Company.

    15.02 HEADINGS. The headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

COLTEC INDUSTRIES                                         COLTEC INDUSTRIES INC
                                                          430 PARK AVENUE
                                                          NEW YORK, NEW YORK

                            THIS PROXY IS SOLICITED
                     ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints DAVID I. MARGOLIS and JOHN W. GUFFEY, JR., and each of them, with full power of substitution, as proxy or proxies to vote all stock of Coltec Industries Inc owned by the undersigned, with like effect as if the undersigned were personally present and voting at the annual meeting of shareholders of Coltec Industries Inc to be held at 9:00 a.m., local time, on Tuesday, June 21, 1994 at the Peabody, 149 Union Avenue, Memphis, Tennessee, and at any adjournment or adjournments thereof, on the items of business set forth on the reverse side hereof and on such other business as may properly come before the meeting and hereby revokes any proxy or proxies heretofore given.

     THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

                                                                See Reverse Side

/X/  PLEASE MARK YOUR CHOICES LIKE THIS

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.

- - --------------------
       COMMON

The Board of Directors recommends a vote "FOR" the nominees in Proposal 1 and "FOR" Proposals 2, 3, 4, 5 and 6.

             FOR ALL NOMINEES        / /       WITHHELD FOR ALL / /
              STANDING FOR ELECTION
Proposal 1 - Election of the following nominees as Directors:
Donald P. Brennan       J. Bradford Mooney, Jr.
David I. Margolis       Frank V. Sica
Joel Moses              Paul G. Schoen
John W. Guffey, Jr.     Richard A. Stuckey
Howard I. Hoffen

Withhold for the following only
(Write the name of the nominee(s) in the space below)


- - -----------------------------------------------------

A vote FOR the nominees includes discretionary authority to vote for a substitute nominee if any of the nominees listed becomes unable or unwilling to serve.

             FOR / /          AGAINST / /          ABSTAIN / /
Proposal 2 - 1994 Long-Term Incentive Plan

Proposal 3 - Amendment to 1992 Stock Option and Incentive Plan

Proposal 4 - Annual Incentive Plan

Proposal 5 - 1994 Stock Option Plan for Outside Directors

Proposal 6 - Appointment of Independent Auditors



Date:                                                                     , 1994
      --------------------------------------------------------------------


- - --------------------------------------------------------------------------------
                                      Signature


- - --------------------------------------------------------------------------------
                                      Signature

Note: Please sign as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

                            CONFIDENTIAL VOTING INSTRUCTIONS


                                                                   ------------
                                                                   Common Stock

The shares to which these instructions relate will be voted as directed. If no direction is given when the duly executed instructions are returned, the shares will be voted in the same proportion as instructions are received for shares credited to the accounts of participants in the Walbar Canada Inc. Employee Savings and Profit Sharing Plan.

PLEASE MARK YOUR CHOICE LIKE THIS:  / / IN BLUE OR BLACK INK

The undersigned hereby instructs the Trustees of the Walbar Canada Inc. Employee Savings and Profit Sharing Plan, to vote all stock of Coltec Industries Inc credited to my account in the Walbar Canada Inc. Employee Savings and Profit Sharing Plan at the annual meeting of shareholders of Coltec Industries Inc to be held at 9:00 am, local time, on Tuesday, June 21, 1994, at the Peabody, 149 Union Avenue, Memphis, Tennessee, and at any adjournment or adjournments thereof, on the items of business set forth below and on such other business as may properly come before the meeting.

PROPOSAL 1 - Election of the following nominees as Directors: Donald P. Brennan,
             John W. Guffey, Jr., Howard I. Hoffen, David I. Margolis,
             J. Bradford Mooney, Jr., Joel Moses, Paul G. Schoen,
             Frank V. Sica and Richard A. Stuckey.

Instructions to vote for the nominees includes discretionary authority to vote for a substitute nominee if any of the nominees listed becomes unable or unwilling to serve.

FOR ALL NOMINEES STANDING FOR ELECTION / /

WITHHELD FOR ALL NOMINEES / /

Withheld for the following only (write the name of the nominee(s) in the space below)

- - ------------------------------------------

PROPOSAL 2 - 1994 Long-Term Incentive Plan

   For      Against       Abstain
   / /        / /           / /

PROPOSAL 3 - Amendment to 1992 Stock Option and Incentive Plan

   For      Against       Abstain
   / /        / /           / /

PROPOSAL 4 - Annual Incentive Plan

   For      Against       Abstain
   / /        / /           / /

PROPOSAL 5 - 1994 Stock Option Plan for Outside Directors

   For      Against       Abstain
   / /        / /           / /

PROPOSAL 6 - Appointment of Independent Auditors

   For      Against       Abstain
   / /        / /           / /

DATE:
     -----------------------------------------------------

SIGNATURE:
          ------------------------------------------------

                            CONFIDENTIAL VOTING INSTRUCTIONS


                                                                   ------------
                                                                   Common Stock

The shares to which these instructions relate will be voted as directed. If no direction is given when the duly executed instructions are returned, the shares will be voted in the same proportion as instructions are received for shares credited to the accounts of participants in the Walbar Savings Plan.

PLEASE MARK YOUR CHOICE LIKE THIS:  / / IN BLUE OR BLACK INK

The undersigned hereby instructs the Trustees of the Walbar Stock Fund of the Walbar Savings Plan, to vote all stock of Coltec Industries Inc credited to my account in the Walbar Stock Fund of the Walbar Savings Plan at the annual meeting of shareholders of Coltec Industries Inc to be held at 9:00 am, local time, on Tuesday, June 21, 1994, at the Peabody, 149 Union Avenue, Memphis, Tennessee, and at any adjournment or adjournments thereof, on the items of business set forth below and on such other business as may properly come before the meeting.

PROPOSAL 1 - Election of the following nominees as Directors: Donald P. Brennan,
             John W. Guffey, Jr., Howard I. Hoffen, David I. Margolis,
             J. Bradford Mooney, Jr., Joel Moses, Paul G. Schoen,
             Frank V. Sica and Richard A. Stuckey.

Instructions to vote for the nominees includes discretionary authority to vote for a substitute nominee if any of the nominees listed becomes unable or unwilling to serve.

FOR ALL NOMINEES STANDING FOR ELECTION / /

WITHHELD FOR ALL NOMINEES / /

Withheld for the following only (write the name of the nominee(s) in the space below)

- - ------------------------------------------

PROPOSAL 2 - 1994 Long-Term Incentive Plan

   For      Against       Abstain
   / /        / /           / /

PROPOSAL 3 - Amendment to 1992 Stock Option and Incentive Plan

   For      Against       Abstain
   / /        / /           / /

PROPOSAL 4 - Annual Incentive Plan

   For      Against       Abstain
   / /        / /           / /

PROPOSAL 5 - 1994 Stock Option Plan for Outside Directors

   For      Against       Abstain
   / /        / /           / /

PROPOSAL 6 - Appointment of Independent Auditors

   For      Against       Abstain
   / /        / /           / /

DATE:
     -----------------------------------------------------

SIGNATURE:
          ------------------------------------------------